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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Ross Stores Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 15, 2004

Dear Stockholder:

        Enclosed with this letter are the Proxy materials for our upcoming Annual Meeting. Among the items on the agenda are two non-routine proposals: (i) to approve the Ross Stores, Inc. 2004 Equity Incentive Plan; and (ii) to approve an amendment to the Company's Certificate of Incorporation increasing the shares of common stock authorized for issuance from 300 million to 600 million. On behalf of the Compensation Committee of the Board of Directors, which unanimously recommends a "YES" vote for each of these proposals, I would like to take this opportunity to explain the Committee's compensation philosophy and how these proposed changes fit into our goal of increasing the value of our stockholders' investment.

Compensation Philosophy

        The cornerstone of our philosophy is the alignment of management's financial interests with those of the stockholders. A significant amount of total compensation for our executives is at risk in the form of equity-based grants. We believe this compensation structure focuses management's attention on consistently developing and implementing strategies that will positively affect the value of the stock over the long-term. Our ability to attract—and more importantly retain—what we consider to be the best talent available in the off-price industry is the number one reason for our solid financial performance and outstanding returns. The Company's equity plans remain an important component of our overall compensation program that enables Ross to attract, motivate and retain the top performers necessary to compete in today's competitive environment for apparel retailers.

Record Operating Results

        For the 52 weeks ended January 31, 2004, earnings per share increased 17% to a record $1.47, on top of 32% growth in 2002. Net earnings grew 13% to $228.1 million. Total sales for the fiscal year grew 11% to $3.9 billion, and same store sales rose 1% on top of a 7% gain in the prior year. We delivered these results while generating returns on average equity of 33% and returns on average assets of 15%.

        Fiscal 2003 represented the tenth consecutive year of uninterrupted growth in both sales and earnings for Ross Stores. Over the past decade, both our stock repurchase and dividend programs have enhanced stockholder returns, with the Company buying more than $1 billion of common stock during this period and increasing our dividend every year, most recently by a record 48% for 2004. In addition, as a result of solid stock price appreciation, we declared two-for-one stock splits in the form of 100% stock dividends three times—in 1997, 1999 and 2003.

2004 Equity Incentive Plan

        Currently there are four separate active equity plans: (i) the 1988 Restricted Stock Plan, (ii) the 1992 Stock Option Plan, (iii) the 2000 Equity Incentive Plan and (iv) the 1991 Outside Directors Stock Option Plan (collectively the "Prior Plans"). These Prior Plans in the aggregate had approximately ten million shares remaining in their share reserves for future grants of awards at the end of fiscal 2003.

        The proposed 2004 Equity Incentive Plan is an omnibus plan that would replace the four Prior Plans and is expected to enhance the effectiveness of our compensation structure over the long term by increasing flexibility in the types of awards authorized. Replacing the four separate, existing plans with one new plan will also facilitate ease of administration for these equity programs.

        The proposed initial share reserve for the 2004 Equity Incentive Plan is 15 million shares, of which a maximum of five million shares may be granted in full-value awards such as restricted stock or performance shares. Upon approval by stockholders of the 2004 Equity Incentive Plan, any shares remaining available for grant in the Prior Plans' reserves of approximately ten million shares will automatically be canceled. As a result, this proposed new equity plan reserve represents an increase of about five million shares over the existing total reserves available for grant in the four separate Prior Plans, or an increase equal to about 3% of the total shares outstanding at the end of fiscal 2003.

Certificate of Incorporation and Common Stock Authorized for Issuance

        The Company's Certificate of Incorporation in the state of Delaware currently allows for the issuance of up to 300 million shares of common stock. After providing for shares already reserved for issuance under equity plans, including the proposed reserve for the new 2004 Equity Incentive Plan, the current unexercised options issued and outstanding under the Prior Plans and the reserve for the Employee Stock Purchase Plan, approximately 122 million shares of common stock remain unissued and unreserved.

        The Board of Directors recommends an increase in the authorized shares of common stock from 300 million to 600 million. Such an increase ensures that an adequate number of shares would be available in the event that the Board of Directors determines that it is necessary or appropriate to declare future stock dividends or stock splits, to raise additional capital through the sale of equity securities, to acquire another Company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers, or for other corporate purposes. Although the Company has no current plans for these actions, the availability of additional shares of common stock is important in the event that the Board of Directors needs to undertake any of the foregoing actions.

Stock Repurchase and Dividend Programs

        The Company's stock repurchase programs work in tandem with our equity programs to enhance stockholder returns and to help minimize the dilutive potential of the Company's stock plans. In our most recent fiscal year, we repurchased a total of 6.9 million shares at an aggregate cost of $150 million, which contributed to a 3.8 million share reduction in common stock outstanding by the end of fiscal 2003. Subsequently, in January 2004, our Board of Directors authorized a record 48% increase in the quarterly cash dividend to $.0425 per common share and a new two-year stock repurchase program for a record amount of $350 million. This share repurchase authorization would represent almost 8% of existing shares outstanding based on current stock prices. As noted above, approval of the proposed share reserve for the new 2004 Equity Incentive Plan would increase the Prior Plans current aggregate share reserves by about 3% of total shares outstanding.

        In closing, I want to reiterate that the Company's Board of Directors and management firmly believe that effective equity compensation programs have been instrumental in helping Ross to deliver competitive total returns to stockholders in the form of stock price appreciation and dividends over the past one, three, five and ten-year periods. Approval of these Proxy proposals increases the Company's flexibility while it continues to make progress in 2004 and beyond.

        We appreciate your support on these initiatives. Should you have any questions concerning these proposals, please contact either John Call, Senior Vice President and Chief Financial Officer, or Katie Loughnot, Vice President, Investor Relations and Assistant Secretary, at 510-505-4509.

Respectfully,

George P. Orban
 Chairman, Compensation Committee
Ross Stores, Inc. Board of Directors

April 15, 2004

Dear Stockholder:

        You are cordially invited to attend the 2004 Ross Stores, Inc. Annual Meeting of Stockholders, which will be held at 11:00 a.m. on Thursday, May 20, 2004 at the Company's corporate offices located at 8333 Central Avenue, Newark, California. If you will need special assistance at the meeting, please contact Ms. Judy Wirzberger, Finance Department, Ross Stores, Inc., 8333 Central Avenue, Newark, CA 94560-3440 at least 10 days before the meeting.

        Please see the following page for the different methods available to you for voting your proxy. We would appreciate you submitting your proxy vote as soon as possible so that your shares will be represented at the meeting.

        Thank you for your commitment to Ross Stores and for your cooperation in returning your proxy without delay.

Sincerely,

ROSS STORES, INC.

Michael Balmuth
 Vice-Chairman and Chief Executive Officer

ROSS STORES, INC.        8333 Central Avenue, Newark, California 94560-3440        (510) 505-4400

VOTING METHODS

        The accompanying Proxy Statement describes proposals that are being submitted for a vote by stockholders at the Ross Stores, Inc. 2004 Annual Meeting to be held on May 20, 2004. If you are a stockholder of record of Ross Stores, Inc. as of March 22, 2004, you have the right to vote your shares through the internet, by telephone or by mail. You may also revoke your proxy anytime before the Annual Meeting. Please help us save time and postage costs by voting through the internet or by telephone. Each method is generally available 24-hours-a-day, seven days a week and will ensure that your vote is confirmed and posted immediately. To vote:

  1.
  BY INTERNET

  a.
  Go to the web site at www.eproxyvote.com 24-hours-a-day, seven days a week.

  b.
  Enter the series of numbers that appears in the proxy card box, just below the perforation.

  c.
  Follow the simple instructions.

  2.
  BY TELEPHONE

  a.
  On a touch-tone telephone, call toll-free 1-877-PRX-VOTE (1-877-779-8683) 24-hours-a-day, seven days a week.

  b.
  Enter the series of numbers that appears in the proxy card box, just below the perforation.

  c.
  Follow the simple recorded instructions.

  3.
  BY MAIL    (Do not mail the proxy card if you are voting by Internet or telephone.)

  a.
  Mark your selections on the proxy card.

  b.
  Date and sign your name exactly as it appears on your proxy card.

  c.
  Mail the proxy card in the enclosed postage-paid envelope.

        If you hold your shares via a stock certificate registered in your name with Bank of New York, the Company's transfer agent, or if your shares are held in the name of a bank, broker or other holder of record, you will receive separate instructions from Bank of New York or the holder of record that you must follow in order for your shares to be voted.

Your vote is important. Thank you for voting.

ROSS STORES, INC.

Notice of Annual Meeting of Stockholders
to be Held May 20, 2004

To the Stockholders:

        Please take notice that the Annual Meeting of the Stockholders of Ross Stores, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 20, 2004 at 11:00 a.m. PDT, at the Company's corporate offices located at 8333 Central Avenue, Newark, California 94560-3440 for the following purposes:

  1.
  To elect three Class III directors for a three-year term.

  2.
  To approve the Ross Stores, Inc. 2004 Equity Incentive Plan.

  3.
  To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 to 600,000,000 shares.

  4.
  To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending January 29, 2005.

  5.
  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        Stockholders of record at the close of business on March 22, 2004 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. For ten days prior to the Annual Meeting, a complete list of stockholders of record entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose related to the Annual Meeting during ordinary business hours at the Company's corporate offices located at 8333 Central Avenue, Newark, California.

By order of the Board of Directors,

John G. Call
 Corporate Secretary

April 15, 2004

PRINTED ON RECYCLED PAPER

PROXY STATEMENT

2004 ANNUAL STOCKHOLDERS MEETING

ROSS STORES, INC.
8333 Central Avenue
Newark, California 94560
(510) 505-4400

PROXY SOLICITATION

        The accompanying Proxy is solicited by the Board of Directors of Ross Stores, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Thursday, May 20, 2004 at 11:00 a.m. PDT, or any adjournment thereof (the "Annual Meeting"), at which stockholders of record at the close of business on March 22, 2004, shall be entitled to vote. The Annual Meeting will be held at the Company's corporate offices located at 8333 Central Avenue, Newark, California.

        The date of this Proxy Statement is April 15, 2004, the date on which this Proxy Statement and the accompanying Proxy was first sent or given to stockholders. The Annual Report to Stockholders for the fiscal year ended January 31, 2004, including financial statements, is enclosed with this Proxy Statement.

        The purpose of this Proxy Statement is to provide the Company's stockholders with certain information regarding the Company and its management and to provide summaries of the matters to be voted upon at the Annual Meeting. The stockholders will be asked to elect three Class III directors to serve a three-year term, to approve adoption of the Company's new 2004 Equity Incentive Plan, to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 to 600,000,000 shares, to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending January 29, 2005, and to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        The Company had outstanding, on March 22, 2004, 150,627,439 shares of common stock, par value $0.01, all of which are entitled to vote with respect to all matters to be acted upon at the meeting. Each stockholder is entitled to one vote for each share of stock held. The Company's Bylaws provide that a majority of all shares entitled to vote, whether present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. For ten days prior to the Annual Meeting, the Company's stockholder list will be available for viewing by the stockholders for any purpose related to the Annual Meeting during ordinary business hours at the Company's corporate offices located at 8333 Central Avenue, Newark, California.

        Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it, by presenting at the meeting a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table contains information as of March 1, 2004 (except for the institutional investors as noted in footnote (2)) regarding the ownership of the common stock of the Company by (i) all persons who, to the knowledge of the Company, were the beneficial owners of more than 5% of the outstanding shares of common stock of the Company, (ii) each director and each of the executive officers named in the Summary Compensation Table, and (iii) all executive officers and directors of the Company as a group. Common stock is the only issued and outstanding equity security of the Company.

Name of Beneficial Owner and the Directors and Executive Officers	Amount and Nature of Beneficial Ownership(1)		Percent of Common Stock Outstanding
FMR Corp. 82 Devonshire Street Boston, MA 02109	15,128,916	(2)	10.0%
Wellington Management Company LLP 75 State Street Boston, MA 02109	13,098,600	(2)	8.7%
Vanguard/Windsor Funds, Inc. 100 Vanguard Boulevard Malvern, PA 19355	11,028,000	(2)	7.3%
Putnam Investment Management LLC One Post Office Square Boston, MA 02109	7,671,318	(2)	5.1%
Michael Balmuth	786,019	(3)	*
K. Gunnar Bjorklund	6,612	(4)	*
Michael J. Bush	49,458	(5)	*
Norman A. Ferber	43,333	(6)	*
Sharon D. Garrett	47,556	(7)	*
Stuart G. Moldaw	38,313	(8)	*
George P. Orban	1,375,079	(9)	*
James C. Peters	1,248,036	(10)	*
Donald H. Seiler	580,013	(11)	*
Irene A. Jamieson	412,625	(12)	*
Barry S. Gluck	301,481	(13)	*
Barbara Levy	274,527	(14)	*
All executive officers and directors as a group (21 persons, including the executive officers and directors named above)	6,592,745	(15)	4.3%

*
Less than 1%

(1)
To the knowledge of the Company, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2)
Information is as of December 31, 2003 and is based upon Schedule 13G filings made with the Securities and Exchange Commission. Wellington Management Company LLP and Vanguard/Windsor Funds, Inc. share beneficial ownership interest in some or all of the listed shares.

(3)
Mr. Balmuth.    Includes options to purchase 83,333 shares of the Company's common stock exercisable within 60 days of March 1, 2004. Also includes 700,000 shares of the Company's common stock that were granted under the Company's 1988 Restricted Stock Plan and remain subject to vesting.

(4)
Mr. Bjorklund.    Includes options to purchase 6,612 shares of the Company's common stock exercisable within 60 days of March 1, 2004.

(5)
Mr. Bush.    Includes options to purchase 40,890 shares of the Company's common stock exercisable within 60 days of March 1, 2004.

(6)
Mr. Ferber.    Represents options to purchase 43,333 shares of the Company's common stock exercisable within 60 days of March 1, 2004.

(7)
Ms. Garrett.    Represents options to purchase 47,556 shares of the Company's common stock exercisable within 60 days of March 1, 2004.

(8)
Mr. Moldaw.    Represents options to purchase 38,313 shares of the Company's common stock exercisable within 60 days of March 1, 2004.

(9)
Mr. Orban.    Includes 1,202,191 shares held in the name of Orban Partners and 65,555 shares held indirectly by Mr. Orban for his minor children. Mr. Orban, a director of the Company, is a general partner and managing partner of Orban Partners. Also includes options to purchase 67,333 shares of the Company's common stock exercisable within 60 days of March 1, 2004.

(10)
Mr. Peters.    Includes options to purchase 686,666 shares of the Company's common stock exercisable within 60 days of March 1, 2004. Also includes 561,370 shares of the Company's common stock that were granted under the Company's 1988 Restricted Stock Plan and remain subject to vesting.

(11)
Mr. Seiler.    Includes options to purchase 3,333 shares of the Company's common stock exercisable within 60 days of March 1, 2004.

(12)
Ms. Jamieson.    Includes options to purchase 226,749 shares of the Company's common stock exercisable within 60 days of March 1, 2004. Also includes 143,344 shares of the Company's common stock that were granted under the Company's 1988 Restricted Stock Plan and remain subject to vesting.

(13)
Mr. Gluck.    Includes options to purchase 104,249 shares of the Company's common stock exercisable within 60 days of March 1, 2004 and 152,920 shares of the Company's common stock that were granted under the Company's 1988 Restricted Stock Plan and remain subject to vesting. Also includes 3,650 shares held indirectly by Mr. Gluck for his minor children.

(14)
Ms. Levy.    Includes options to purchase 90,749 shares of the Company's common stock exercisable within 60 days of March 1, 2004. Also includes 126,212 shares of the Company's common stock that were granted under the Company's 1988 Restricted Stock Plan and remain subject to vesting.

(15)
Includes 2,180,991 shares subject to outstanding options held by directors and executive officers, which were exercisable on March 1, 2004 or within 60 days thereof. Also includes 2,278,783 shares of the Company's common stock granted to executive officers under the Company's 1988 Restricted Stock Plan, all of which remain subject to vesting.

INFORMATION REGARDING NOMINEES AND INCUMBENT DIRECTORS

        The Certificate of Incorporation and the Bylaws of the Company provide that the number of members of the Board of Directors of the Company (the "Board") may be fixed from time to time exclusively by the Board and that the directors shall be divided into three classes as nearly equal in number as possible. The term of office of each class of directors is three years and the terms of office of the three classes overlap. The Board currently consists of nine members.

        The terms of the three Class III directors will expire on the date of the upcoming Annual Meeting. Accordingly, three persons are to be elected to serve as Class III directors of the Board of Directors at the meeting. Management's nominees for election by the stockholders to Class III of the Board are the incumbent Class III directors. If elected, the nominees will serve as directors until the Annual Meeting of Stockholders in 2007 and until their successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although the Company knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as Management may designate. Proxies cannot be voted for more than three nominees.

        The following table indicates the name, age, business experience, principal occupation and term of office of each nominee and of each director of the Company whose term of office as a director will continue after the Annual Meeting.

	Principal Position During Last Five Years	Age	Director Since
Nominees for Election as Class III Directors with Terms Expiring in 2007
Michael J. Bush	President and Chief Executive Officer of Hub Distributing, Inc. since December 2003; President and Chief Executive Officer of Bally, North America, Inc. and a member of the Board of Directors of Bally International AG from September 2000 to March 2002; Executive Vice President, Chief Operating Officer and Director of Movado, Inc. from 1995 to 2000; Senior Vice President of Strategic Planning and Marketing of the Company from 1991 to 1995; Senior Consultant at Bain & Co. from 1985 to 1991.	43	2001
Norman A. Ferber	Consultant to the Company since September 1996. Chairman of the Board since March 1993; Chief Executive Officer of the Company from March 1993 through August 1996; President and Chief Executive Officer from January 1988 to March 1993; President and Chief Operating Officer from February 1987 to January 1988. Prior to February 1987, Mr. Ferber was Executive Vice President, Merchandising, Marketing, and Distribution of the Company.	55	1987
James C. Peters	President and Chief Operating Officer of the Company since August 2000. President, U.S. Stores for Staples, Inc. from March 1998 to July 2000. Executive Vice President, U.S. Stores for Staples, Inc. from September 1997 to February 1998. Vice President of Sales and Operations for the Western U.S. Division of Office Depot, Inc. from 1994 to August 1997.	42	2000

Incumbent Class I Directors with Terms Expiring in 2005
Stuart G. Moldaw	Consultant to the Company. Chairman Emeritus of the Company since March 1993. From August 1982 until March 1993, Chairman of the Board and, from February 1987 until January 1988, Chief Executive Officer of the Company. Chairman Emeritus of Gymboree Corporation since June 2002, from January 1994 to June 2002 Chairman of the Board of Gymboree, and Chief Executive Officer from February 2000 to February 2001. Until February 1990, general partner of U.S. Venture Partners. Director of iParty.com.	77	1982
George P. Orban	Managing partner of Orban Partners, a private investment Company, since May 1984. Chairman of the Board of Egghead.com, Inc. from January 1997 to August 2001, and Chief Executive Officer from January 1997 to November 1999.	58	1982
Donald H. Seiler	Founding Partner of Seiler & Company. Mr. Seiler is a Certified Public Accountant. Director of Greater Bay Bancorp.	75	1982
Incumbent Class II Directors with Terms Expiring in 2006
Michael Balmuth	Vice Chairman of the Board and Chief Executive Officer of the Company since September 1996; from July 1993 through August 1996, Executive Vice President, Merchandising; and from November 1989 through June 1993, Senior Vice President, Merchandising.	53	1996
K. Gunnar Bjorklund	Managing Director, General Partner of Sverica International, since 1991. From 1987 to 1990, Director, Corporate Strategic Planning for American Express Company. Management Consultant with McKinsey & Company from 1985 to 1987.	44	2003
Sharon D. Garrett	Executive Vice President, Enterprise Services, PacifiCare Health Systems since 2002. Chief Executive Officer of Zyan Communications from April 2000 to November 2000. Senior Vice President and Chief Information Officer of The Walt Disney Company from 1989 to 2000. From 1986 to 1989, Deputy Director of UCLA Medical Center. Chief Operating Officer—U.S. Operations for Porton International from 1984 to 1986.	55	2000

        During fiscal 2003, the Board held five meetings. No member of the Board, while serving in such capacity, attended fewer than 75% of the total number of Board meetings and applicable Committee meetings held during the year. The Board of Directors has determined that Ms. Garrett and Messrs. Bjorklund, Bush, Orban, and Seiler are each an independent director for purposes of the applicable NASDAQ® listing standards.

        The Company has standing audit, compensation and nominating committees. The Board has adopted written charters for each of these committees, which will be posted on the Company's website, http://www.rossstores.com, by May 1, 2004. The Board has also adopted a Code of Ethics for Senior Financial Officers and a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, which also will be posted on the same website. In addition, a copy of the Audit Committee charter is attached as Appendix A to this Proxy Statement.

        Audit Committee.    The members of the Audit Committee during fiscal 2003 were Messrs. Seiler and Bush and Ms. Garrett. Each of the members of the Audit Committee are independent for purposes of the NASDAQ listing standards as they apply to audit committee members. Mr. Seiler, the Audit Committee Chairman, is a Certified Public Accountant and the Board has determined that he is an "audit committee financial expert," as defined in the rules of the Securities and Exchange Commission. The functions of the Audit Committee include retaining the Company's independent auditors, reviewing their independence, reviewing and approving the planned scope of the annual audit, reviewing and approving any fee arrangements with the auditors, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing the Company's critical accounting policies and reviewing and approving related party transactions. The Audit Committee held eight meetings during the 2003 fiscal year. The functions and activities of the Audit Committee are further described below under the heading Board of Directors Audit Committee Report.

        Compensation Committee.    The members of the Compensation Committee during fiscal 2003 were Messrs. Orban and Bjorklund, each of whom is independent for purposes of the NASDAQ listing standards. The Committee held two meetings during fiscal 2003. The Compensation Committee is responsible for establishing and administering the policies that govern the compensation of all executive officers of the Company, including the Chief Executive Officer. The Compensation Committee evaluates the performance of the executive officers and determines their cash and equity compensation levels. The Committee is also responsible for administering the Company's (i) 1992 Stock Option Plan, (ii) 2000 Equity Incentive Plan and (iii) 1988 Restricted Stock Plan. (These plans will be replaced by the newly proposed 2004 Equity Incentive Plan, upon approval by the Company's stockholders. The Committee will administer and determine any performance goals under this new plan as well.) The Committee also administers the Company's Employee Stock Purchase Plan, and administers and determines the performance goals under the Incentive Compensation Plan.

        Nominating Committee.    The members of the Nominating Committee during fiscal 2003 were Ms. Garrett and Messrs. Bjorklund, Bush, Orban and Seiler. Each of the members of the Nominating Committee is independent for purposes of the NASDAQ listing standards. The Nominating Committee considers qualified candidates for appointment and nomination for election to the Board of Directors and makes recommendations to the full Board concerning such candidates. The Committee did not meet during fiscal 2003.

Policy and Procedure for Director Nomination

        The Nominating Committee is responsible for reviewing the qualifications, independence and skill of all candidates for election to the Board of Directors. When there is a vacancy on the Board of Directors, the Nominating Committee is responsible for evaluating candidates to fill such vacancy. The Nominating Committee has a policy with regard to the assessment of director candidates, including candidates recommended by stockholders. This assessment generally will include consideration of criteria including those listed below:

  (i)
  personal and professional integrity, ethics and values;

  (ii)
  experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today's business environment;

  (iii)
  relevant business experience, at a senior management level, preferably in a retail or related industry;

  (iv)
  experience as a board member of another publicly held company;

  (v)
  academic expertise in an area of the Company's operations;

  (vi)
  practical and mature business judgment, including the ability to make independent analytical inquiries;

  (vii)
  whether the nominee is "independent" for purposes of Securities and Exchange Commission rules and The NASDAQ Stock Market listing standards applicable to the Company; and

  (viii)
  other qualifications and characteristics the Committee believes are pertinent.

        The Nominating Committee will consider director candidates recommended by stockholders of the Company, based on the same criteria that would apply to candidates identified by a Committee member. There are no specific, minimum qualifications that have been formulated by the Nominating Committee that must be met by a Nominating Committee-recommended nominee. The Nominating Committee believes that it is desirable for a majority of the Company's directors to satisfy the definition of independence for purposes of the applicable NASDAQ listing standards, and for at least one director to possess the attributes necessary to be an "audit committee financial expert."

        Any stockholder who wishes to recommend a director candidate must submit the recommendation in writing to the Company at its principal executive offices, to the attention of the Nominating Committee, not later than 120 calendar days before the one year anniversary of the Company's mailing of its prior year's Proxy Statement to stockholders. A stockholder recommending a person as a director candidate may be requested by the Nominating Committee to provide further information for purposes of evaluating the candidate and for the purpose of providing appropriate disclosure to stockholders.

Stockholder Communications with the Directors

        The Board has adopted a process for stockholders to communicate with the Board and/or with individual directors. Stockholders may address such communications in writing to the Chairman of the Board, or to any individual directors, c/o of Ross Stores, Inc., 8333 Central Avenue, Newark, CA 94560-3440. Communications from stockholders to one or more directors will be collected and organized by the Company's Corporate Secretary under procedures approved by the independent directors. The Corporate Secretary will forward all communications to the Chairman of the Board of Directors, or to the identified director(s), as soon as practicable, although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently. The Corporate Secretary may, in his or her discretion, not forward correspondence if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. If multiple communications are received on a similar topic, the Corporate Secretary may, in his or her discretion, forward only representative correspondence.

Director Attendance at Annual Stockholder Meeting

        The Company typically schedules a Board meeting in conjunction with the Annual Stockholder Meeting. The Company expects, but does not require, that all directors will attend, absent a valid reason, such as a schedule conflict. Last year, all nine members of the Board of Directors attended the Annual Meeting.

        Biographical information concerning the executive officers of the Company is set forth in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2004.

ROSS STORES, INC.
BOARD OF DIRECTORS AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors is responsible for monitoring the integrity of the Company's consolidated financial statements, its system of internal controls and the independence and performance of both its internal and independent auditors. The Audit Committee is also responsible for the selection of the Company's independent auditors. The Audit Committee is composed of three non-employee directors and operates under a written charter adopted and approved by the Board of Directors. Each Committee member is independent as defined by the applicable NASDAQ listing standards.

        Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

        In this context, we held eight meetings during fiscal 2003. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, the internal auditors and the Company's independent auditors, Deloitte & Touche LLP ("Deloitte"). We discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. We met with the internal and independent auditors, with and without management present, to discuss the results of their examinations and their evaluations of the Company's internal controls.

        We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended January 31, 2004 with management and Deloitte.

        We also discussed with the independent auditors matters required to be discussed with audit committees under auditing standards generally accepted in the United States of America, including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("Communication with Audit Committees").

        The Company's independent auditors also provided to us the written disclosures and a letter required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), and we discussed with the independent auditors their independence from the Company. When considering Deloitte's independence, we considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company's consolidated financial statements was compatible with maintaining their independence. We also reviewed, among other things, the fees paid to Deloitte for audit and non-audit services.

        Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended January 31, 2004 be included in the Company's Annual Report on Form 10-K. We also selected Deloitte as the Company's independent auditors for the fiscal year ending January 29, 2005.

Summary of Audit, Audit-Related, Tax and All Other Fees

        The Audit Committee normally reviews and approves all proposed audit and non-audit engagements and related fees of Deloitte for the upcoming fiscal year at its November Audit Committee meeting. In addition, any audit and non-audit fees for newly proposed professional services that arise during the year, or changes to previously approved fees and work, are reviewed and approved in advance of commencement of such services by the Audit Committee at their regularly scheduled meetings throughout the fiscal year. Should a situation arise that requires approval between meetings, the Audit Committee has delegated authority to its Chairman to authorize such pre-approval and report on same at the following regularly scheduled meeting.

        The following table summarizes the aggregate fees billed by Deloitte for professional services to the Company rendered during fiscal 2003 and 2002.

Fees	Fiscal Year 2003	Fiscal Year 2002
Audit Fees	$459,000	$415,000
Audit-Related Fees	89,000	39,000
Tax Fees
Tax Compliance Fees	666,000	544,000
Other Tax Services	1,119,000	587,000
All Other Fees	12,769,000	8,670,000

Total Fees	$15,102,000	$10,255,000

        Audit Fees in fiscal 2003 and 2002 included fees related to the audit of the financial statements included in the Company's Annual Report on Form 10-K and reviews of the financial statements included in Quarterly Reports on Form 10-Q. Audit-Related Fees were for services including the audits of employee benefit plans and consultation on accounting standards or transactions. Tax Fees were for tax-related services, including tax compliance services (preparation of the Company's tax returns and tax representation services), and other tax services (research and assistance with tax matters, performance of a strategic tax review, and assistance with other tax-related issues). All Other Fees were primarily for professional services rendered by Deloitte Consulting, an entity separate from but affiliated with Deloitte, during 2003 and 2002 in connection with the implementation of new merchandising, warehousing and store information technology systems and the business process changes associated with this effort. All of the services reflected in the table were pre-approved by the Audit Committee.

        The information systems work being done for the Company by Deloitte Consulting is a significant, multi-year project that was contracted for in early 2002, prior to the adoption of the Sarbanes-Oxley Act and related Securities and Exchange Commission ("SEC") rules, which subsequently imposed significant limitations on the use by a public company of its independent audit firm to perform various consulting services, due to the potential for conflicts of interest. The SEC rules continue to permit the use of such firms for certain types of consulting work, provided the work is pre-approved by the Company's audit committee. In February 2002, prior to the approval and commencement of the information systems consulting work with Deloitte Consulting, the Audit Committee undertook a review of the relationship of Deloitte Consulting to Deloitte, and the potential effect of this consulting project on the independence of Deloitte. As part of that review process, Deloitte advised the Company and the Audit Committee that Deloitte Consulting planned to separate from Deloitte as soon as practicable. The Company and the Audit Committee were also assured that, in the interim, Deloitte Consulting was already a separate entity from Deloitte, not sharing employees, leadership, or profits. In particular, the Audit Committee was advised that there has been no monetary exchange between Deloitte and Deloitte Consulting as a result of these non-audit services. At that time, it was decided to engage Deloitte Consulting for the project, with an expected implementation period from 2002 through early 2004.

        In late March 2003, Deloitte and Deloitte Consulting advised the Company and publicly announced that they had abandoned their plans to separate. Based on this new information, the Audit Committee determined that it needed to reevaluate the Company's relationship with both Deloitte and Deloitte Consulting. Based on that review and reevaluation, the Audit Committee determined that the relationship with Deloitte and Deloitte Consulting did not jeopardize the independence of the independent auditors. In addition, based on the critical nature of the information systems implementation work already in process with Deloitte Consulting, the Committee determined that changing consulting firms for this work before its completion would significantly increase the risk of not being able to successfully complete the project. After a thorough review of the facts, and upon receiving concurrence from both outside and inside legal counsel, the Audit Committee determined that it was in the Company's best interest to complete the engagement with Deloitte Consulting. All Deloitte Consulting work is expected to be complete prior to May 6, 2004, in compliance with the transition period allowed under the Sarbanes-Oxley Act and SEC rules.

        Going forward, the Audit Committee expects that the Company will not engage Deloitte Consulting for any future consulting services as long as it remains associated with Deloitte and as long as Deloitte remains the Company's independent auditors.

        Both Deloitte and Deloitte Consulting have confirmed to the Audit Committee that the non-audit consulting work described above has not jeopardized the independent status of Deloitte in their audit of the Company's financial statements for the year ended January 31, 2004.

SUBMITTED BY THE AUDIT COMMITTEE OF THE
COMPANY'S BOARD OF DIRECTORS

Donald H. Seiler, Chairman
Michael J. Bush
Sharon D. Garrett

COMPENSATION AND OTHER TRANSACTIONS
WITH OFFICERS AND DIRECTORS

ROSS STORES, INC.
BOARD OF DIRECTORS COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors (the "Committee"), which consists of two independent outside directors, establishes and administers the policies that govern the compensation of all executive officers of the Company. The Committee considers the performance of the executive officers and makes determinations concerning their compensation levels.

Compensation Philosophy

        The Company's compensation policies aim to align the financial interests of the Company's management with those of its stockholders. The Company's executive compensation philosophy seeks also to integrate executive pay with the long-term strategic objectives of the Company, recognize individual initiative and achievements, and assist the Company in attracting, motivating and retaining a group of high-performing executives.

        Compensation for the Company's executive officers, including the executive officers named in the Summary Compensation Table, consists of the following elements: base salary, annual incentive bonus, restricted stock granted under the 1988 Restricted Stock Plan ("Restricted Stock Plan"), stock options granted under the 1992 Stock Option Plan and the 2000 Equity Incentive Plan ("Option Plans") and other benefits typically offered to corporate executives. A majority of the total potential compensation for the Company's executive officers is in the form of annual incentive bonuses under the Incentive Compensation Plan and stock plan awards that may vary according to the Company's achievement of its strategic objectives in addition to those motivational and retentive factors deemed necessary and appropriate by the Committee. The Committee believes that the components of the total compensation program for executives outlined in this report work together to enable the Company to attract, motivate and retain the executive talent necessary to successfully execute the Company's strategies over the long term in a challenging retail environment.

Section 162(m) of the Internal Revenue Code of 1986

        It is the Committee's policy to seek to qualify executive compensation for deductibility under Section 162(m) of the Internal Revenue Code of 1986 to the extent consistent with the Company's overall objectives in attracting, motivating and retaining its executives. The Committee has reviewed the Company's executive compensation structure in light of the current tax law. The Committee believes that compensation resulting from grants made under the Option Plans will be fully deductible when an option is exercised. The Committee also believes that payments under the Incentive Compensation Plan will be fully deductible. Sign-on bonuses, guaranteed bonuses and certain other cash compensation costs related to the hiring of executive officers may not be fully deductible to the extent that, when added to other non-exempt compensation for a particular executive, they exceed $1 million paid to the Chief Executive Officer or any of the four other highest compensated officers in any tax year. Grants under the Company's Restricted Stock Plan also do not qualify as performance-based compensation and, therefore, may not be fully deductible to the extent the share value upon vesting of restricted stock, when added to other non-exempt compensation for a particular executive, exceeds the $1 million limit in any tax year.

Executive Officers' 2003 Compensation

        Salary.    Base salaries for executive officers are initially determined by competitive requirements to recruit the executive. Salaries are then reviewed annually with recommended adjustments made based upon competitive market information relating to salary levels, the individual performance of each executive officer and his/her relative contribution in achieving the Company's strategic goals. During 2003, the average merit increase in base salaries for all executive officers as a group was 4.3%.

        Annual Incentive Bonus.    The Company's Incentive Compensation Plan was originally adopted by the Board of Directors effective May 1987, and was most recently approved by the Company's stockholders in 2001. The Incentive Compensation Plan is designed to allow management to share in the Company's success based on the Company's attainment of specified target levels of pre-tax earnings. At the commencement of each fiscal year, the Committee determines the incentive awards payable at target levels of pre-tax earnings that may be achieved by the Company. Such awards are expressed as a percentage of year-end base salary and are payable in the form of cash bonuses after fiscal year-end pursuant to this formula, subject to an overriding limitation on the maximum dollar amount that may be paid to any participant. Potential awards now range from 0% to 120% of executive officers' base salaries, based on the actual level of pre-tax earnings achieved each year relative to the targeted goal, as well as the position of the executive officer.

        The Incentive Compensation Plan for Fiscal 2003 provided for awards to executive officers that, at the targeted pre-tax earnings goal, ranged from 50% to 65% of base salary. During fiscal 2003, the Company's results were above the targeted pre-tax earnings goal. Total payments made under the Plan for fiscal 2003 to all executive officers as a group represented approximately 80% of their total salaries as a group. Actual awards over the last three fiscal years have ranged from 49% to 101% of executive officers' base salaries as a group.

        Stock Award Programs.    In fiscal year 2003, the Company's executive officers were eligible for stock awards under the Restricted Stock Plan and the Option Plans. The Restricted Stock Plan and the Option Plans were established with two important objectives: (i) to align the financial interests of the Company's stockholders and the executive officers by providing incentives that focus management's attention on the successful long-term strategic management of the business and appreciation in stockholder value; and (ii) to recruit, motivate and retain a high-performing group of senior and middle managers.

        The Committee approves the granting of awards to executive officers under both the Restricted Stock Plan and the Option Plans. The levels of stock awards granted to executive officers under the Option Plans are based on the following factors: the executive officer's position, past and expected future contributions to the achievement of the Company's strategic objectives, existing stock ownership position and the level of previous stock awards. The levels of stock awards granted to executive officers under the Restricted Stock Plan are determined primarily by the retentive value of the grant necessary to retain key executives over the long term and to protect the Company against outside offers of employment to key individuals, as well as the factors listed for stock option awards. The officers must satisfy vesting requirements in order to retain their stock.

        All stock option awards are granted with an exercise price equal to the fair market value of the Company's common stock on the date of grant. These awards provide value to the executive officers only when and to the extent that the value of the Company's common stock appreciates over the value on the date of grant. All awards made in fiscal 2003 to executive officers under the Option Plans have a term of ten years and generally vest monthly in progressively increasing annual increments over a three or four year period.

Chief Executive Officer's 2003 Compensation

        A majority of the total potential compensation for Michael Balmuth, the Company's Chief Executive Officer, is in the form of an annual incentive bonus and stock plan awards that may vary in value according to the Company's achievement of its strategic objectives. Mr. Balmuth's 2003 incentive bonus and stock award compensation are earned under the same plans made available to all executive officers, as discussed above.

        Salary.    Mr. Balmuth's base salary is established by the terms of his employment agreement entered into with the Company effective May 31, 2001, and most recently amended effective January 30, 2003. This employment agreement, as amended, extends through January 29, 2007, unless earlier extended, renegotiated or terminated by the parties. As of January 30, 2003, the agreement provided for an annual base salary of not less than $915,035. Mr. Balmuth's 2003 annual base salary of $945,035 represented an increase of 3% over his 2002 base salary of $915,035. (See "Employment Contracts, Termination of Employment and Change In Control Arrangements" for further discussion of Mr. Balmuth's employment agreement.)

        Bonus.    The annual incentive bonus portion of Mr. Balmuth's compensation was based on the Company's achievement of targeted pre-tax earnings, as established by the Committee. During fiscal 2003, the Company's results were above the minimum threshold and above the targeted pre-tax earnings goal. Mr. Balmuth received a bonus of $887,010 for 2003, which equaled 94% of his fiscal 2003 base salary.

        Stock Awards.    Mr. Balmuth did not receive any stock awards during fiscal 2003.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE
COMPANY'S BOARD OF DIRECTORS

George P. Orban, Chairman
K. Gunnar Bjorklund

SUMMARY COMPENSATION TABLE

        The following table provides certain summary information concerning compensation paid or accrued by the Company for the 2003, 2002 and 2001 fiscal years to or on behalf of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company as of the end of the 2003 fiscal year (the "Named Executive Officers").

	Annual Compensation							Long-Term Compensation Awards
Name and Principal Position	Year	Salary(1) ($)		Bonus(2) ($)		Other Annual Compensation ($)		Restricted Stock Awards(3) ($)		Securities Underlying Options (#)	All Other Compensation(4) ($)
Michael Balmuth Vice Chairman & Chief Executive Officer	2003 2002 2001	$ $ $	935,997 912,534 878,500	$ $ $	887,010 1,070,234 522,257	$ $ $	34,396 48,416 33,881	$ $ $	0 7,724,000 4,937,500	0 800,000 1,000,000	$ $ $	8,100 8,000 5,319
James C. Peters President & Chief Operating Officer	2003 2002 2001	$ $ $	857,050 826,172 800,000	$ $ $	806,774 969,223 474,981	$ $ $	21,238 17,334 6,541	$ $ $	0 5,000,008 0	0 522,740 0	$ $ $	8,100 8,000 7,733
Irene A. Jamieson Senior Vice President & General Merchandise Manager	2003 2002 2001	$ $ $	486,598 465,250 454,708	$ $ $	472,212 504,824 228,730	$ $ $	19,002 7,723 6,980	$ $ $	500,036 324,984 275,019	24,000 26,000 40,000	$ $ $	7,954 6,178 5,453
Barry S. Gluck Senior Vice President & General Merchandise Manager	2003 2002 2001	$ $ $	487,722 470,033 455,724	$ $ $	398,126 506,592 229,231	$ $ $	27,779 14,916 1,427	$ $ $	150,030 200,007 350,010	24,000 26,000 40,000	$ $ $	7,244 7,960 5,490
Barbara Levy Senior Vice President & General Merchandise Manager	2003 2002 2001	$ $ $	486,047 467,851 453,708	$ $ $	396,773 504,246 228,228	$ $ $	25,119 21,252 19,605	$ $ $	300,021 200,007 275,019	24,000 26,000 40,000	$ $ $	8,058 8,000 5,661

(1)
Includes all payments of salary and deferred compensation consisting of employee contributions to the Ross Stores, Inc. Employees' Profit Sharing Retirement Plan, a qualified plan under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the "401(k) Plan") and the Ross Stores, Inc. Nonqualified Deferred Compensation Plan (the "Deferred Compensation Plan"), described in footnote 4 below.

(2)
Includes all payments made to those executive officers listed in the above table under the Company's Incentive Compensation Plan as described in the Compensation Committee Report on Executive Compensation above. A $75,000 bonus was paid outside of the Incentive Compensation Plan to Irene Jamieson in fiscal 2003.

(3)
Under the terms of his Restricted Stock Agreement, dated January 30, 2003, Mr. Balmuth was granted 400,000 shares that vest as follows: 160,000 shares on October 15, 2005 and 240,000 shares on October 15, 2006. Under the terms of his Restricted Stock Agreement dated March 22, 2001, Mr. Balmuth was granted 500,000 shares that vest as follows: 200,000 shares on October 15, 2003 and 300,000 shares on October 15, 2004. At January 31, 2004, unvested shares of restricted stock were held by: Mr. Balmuth, 700,000 shares with a market value of $19,495,000; Mr. Peters, 561,370 shares with a market value of $15,634,155; Ms. Jamieson, 143,344 shares with a market value of $3,992,130; Mr. Gluck, 152,920 shares with a market value of $4,258,822; and Ms. Levy, 126,212 shares with a market value of $3,515,004. Dividends are payable to all holders of restricted stock at the same rate as paid to all stockholders.

(4)
The Company's 401(k) Plan provides that eligible employees generally may contribute by authorizing a pre-tax payroll deduction up to the applicable IRS limit. The Deferred Compensation Plan, in addition to the 401(k) Plan, allows eligible employees to contribute by authorizing a pre-tax payroll deduction of a percentage of their salary and bonus—up to 100%. For every dollar up to 3% of salary that an eligible employee contributes through payroll withholding to either the 401(k) Plan or the Deferred Compensation Plan, up to a maximum of 3% of compensation for both Plans combined, or statutory limits (whichever is lower), the Company also contributes one dollar. For every dollar over 3% of salary that an eligible employee contributes through payroll withholding to either the 401(k) Plan or the Deferred Compensation Plan, up to a maximum of 5% of compensation for both Plans combined, or statutory limits (whichever is lower), the Company also contributes fifty cents—or a maximum total matching contribution of 4% of base salary. The employer contribution for both plans vests immediately. The amounts listed for 2003, 2002 and 2001 for Mr. Balmuth, Mr. Peters, Ms. Jamieson, Mr. Gluck and Ms. Levy consist of Company contributions made for the account of these executive officers under the Company's 401(k) Plan and/or the Deferred Compensation Plan.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table contains information with respect to the Named Executive Officers concerning the grant of non-qualified stock options during fiscal 2003. There are no provisions under the terms of the Company's stock option plans for the granting of Stock Appreciation Rights (SARs).

	Individual Grants
		% of Total Options Granted to Employees in Fiscal Year(2)			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
	Number of Securities Underlying Options Granted(1)
			Exercise or Base Price ($/Sh)(1)
Name and Principal Position				Expiration Date(3)
					0%	5%	10%
Michael Balmuth Vice Chairman & Chief Executive Officer	0	0%	n/a	n/a	n/a	n/a	n/a
James C. Peters President & Chief Operating Officer	0	0%	n/a	n/a	n/a	n/a	n/a
Irene A. Jamieson Senior Vice President & General Merchandise Manager	24,000	1.2%	$19.02	3/20/2013	$0	$287,078	$727,512
Barry S. Gluck Senior Vice President & General Merchandise Manager	24,000	1.2%	$19.02	3/20/2013	$0	$287,078	$727,512
Barbara Levy Senior Vice President & General Merchandise Manager	24,000	1.2%	$19.02	3/20/2013	$0	$287,078	$727,512

(1)
All options listed in the above table were granted on March 20, 2003 with an exercise price equal to the fair market value of the Company's common stock as determined by the closing price on the date of grant. The stock option grants made in fiscal 2003 to those executive officers listed in the table vest monthly in increments that increase annually over a three-year period from the date of grant. The Board of Directors has the ability to change the terms of outstanding options. See "Employment Contracts, Termination of Employment and Change in Control Arrangements."

(2)
A total of 2,034,366 shares were granted in the form of non-qualified stock options during fiscal 2003 to all employees under the 1992 Stock Option Plan and the 2000 Equity Incentive Plan. No incentive stock options were granted during 2003.

(3)
All non-qualified stock option grants made under the 1992 Stock Option Plan and the 2000 Equity Incentive Plan have a term of ten years from the date of grant.

(4)
The dollar amounts under these columns are the result of calculations at 0% and at the assumed 5% and 10% rates mandated by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's stock price. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula that will determine with reasonable accuracy a present value based on future unknown or volatile factors. No gain to the optionees is possible without an increase in stock price, which will benefit all stockholders commensurably. A zero percent gain in stock price will result in zero dollar gain for the optionee.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUE TABLE

        The following table provides information with respect to the Named Executive Officers concerning the exercise of stock options during fiscal 2003 and unexercised options held as of the end of fiscal 2003.

	Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Name and Principal Position	Number of Shares Acquired on Exercise	Value Realized(1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End Exercisable/ Unexercisable(2)	Value of Unexercised In-the-Money Options at Fiscal Year-End Exercisable/ Unexercisable(3)
Michael Balmuth Vice Chairman & Chief Executive Officer	373,334	$4,693,702	0/1,250,000	$0/$14,920,750
James C. Peters President & Chief Operating Officer	180,000	$2,801,180	526,666/896,074	$10,232,067/$11,811,426
Irene A. Jamieson Senior Vice President & General Merchandise Manager	0	$0	219,554/38,446	$3,652,859/$371,845
Barry S. Gluck Senior Vice President & General Merchandise Manager	106,500	$1,666,163	97,054/38,446	$1,764,062/$371,845
Barbara Levy Senior Vice President & General Merchandise Manager	40,000	$560,100	83,554/38,446	$1,330,242/$371,845

(1)
The value realized on exercise of the stock option is the difference between the exercise price of the shares purchased and the market price of the shares on the date of exercise.

(2)
All options granted to the named executive officers were made under the terms of the Company's 1992 Stock Option Plan. Stock options granted since March 2000 are exercisable as to vested shares only. Stock options granted prior to March 2000 are exercisable in full as of the date of grant, but any shares acquired are subject to certain vesting restrictions.

(3)
The value of unexercised in-the-money options at the end of the fiscal year is calculated by multiplying the number of exercisable and unexercisable in-the-money shares by the difference between the closing price ($27.85) of Ross Stores, Inc.'s common stock on January 30, 2004 (the last trading date of the fiscal year), as reported on the NASDAQ National Market and the exercise price per share of the shares. A portion of the exercisable shares subject to these options are unvested and subject to repurchase provisions as described in footnote (2) above.

AGGREGATE EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes information regarding the shares that may be issued under the Company's equity compensation plans as of January 31, 2004.

Shares in (000s)	(a) Number of securities to be issued upon exercise of outstanding options and rights		(b) Weighted average exercise price per share of outstanding options and rights	(c) Number of securities remaining available for future issuance (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	7,261	(1)	$12.86	8,119	(2)
Equity compensation plans not approved by security holders(3)	3,292		$17.20	3,829
Total(3)	10,553		$14.22	11,948	(4)

(1)
Represents shares reserved for options granted under the 1992 Stock Option Plan and the 1991 Outside Directors Stock Option Plan.

(2)
Includes 2,047,000 shares reserved for issuance under the Employee Stock Purchase Plan and 3,649,000 shares reserved for issuance under the 1988 Restricted Stock Plan.

(3)
Represents shares reserved for options granted and shares available for future issuance under the 2000 Equity Incentive Plan (the "Plan"), which was approved by the Company's Board of Directors in March 2000. Options to purchase an aggregate of 8.0 million shares were authorized for issuance under the Plan. Options are to be granted at prices not less than the fair market value of the common shares on the date the option is granted, expire ten years from the date of grant and normally vest over a period not exceeding four years from the date of grant.

(4)
Upon approval by stockholders of the 2004 Equity Incentive Plan, any shares remaining available for grant in the share reserves of the 1992 Stock Option Plan, the 2000 Equity Plan, the 1991 Outside Directors Stock Option Plan and the 1988 Restricted Stock Plan will automatically be canceled.

STOCKHOLDER RETURN PERFORMANCE GRAPH

        Set forth below is a line graph comparing the cumulative total stockholder returns for the Company's common stock over the last five years with the Standard & Poors 500 Index and the Standard & Poors Retail Composite Index. The comparison graph assumes that the value of the investment in the Company's common stock and the comparative indices was $100 on January 31, 1999 and measures the performance of this investment as of the last trading day in the month of January for each of the following five years. These measurement dates are based on the historical month-end data available and may vary slightly from the Company's actual fiscal year-end date for each period. Data with respect to returns for the Standard & Poors indices is not readily available for periods shorter than one month. The total return assumes the reinvestment of dividends at the frequency with which dividends are paid. The graph is a historical representation of past performance only and is not necessarily indicative of future returns to stockholders.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
AMONG ROSS STORES, INC., S&P 500 INDEX AND S&P RETAIL COMPOSITE INDEX

Company / Index	Jan-99	Jan-00	Jan-01	Jan-02	Jan-03	Jan-04
Ross Stores, Inc.	100	66	111	184	202	291
S&P 500 Index	100	108	108	91	71	95
S&P Retail Composite	100	110	110	120	86	128

Compensation of Directors

        During fiscal 2003, directors who were not employees of the Company ("non-employee directors") received an annual retainer fee of $33,000 (paid quarterly), plus $1,000 for attendance at each Board meeting and $1,250 for attendance at each meeting of the Audit Committee or Compensation Committee of the Board. In addition, the Chairman of the Audit Committee and the Chairman of the Compensation Committee received additional annual retainers of $17,000 and $10,000, respectively. The Nominating Committee did not meet in 2003. For fiscal 2004, non-employee directors will receive an annual retainer of $34,000 (paid quarterly), plus $1,000 for attendance at each Board meeting. Audit and Compensation Committee members will receive $1,250 for attendance at each committee meeting. Nominating Committee members will receive $1,000 for attendance at each committee meeting. If more than one committee meeting is held on the same day, each committee member receives payment for only one committee meeting. In addition, the Chairman of the Audit Committee and the Chairman of the Compensation Committee will receive additional annual retainers of $17,000 and $10,000, respectively. During 2003, the Company also provided health benefits for Mr. Orban and his family. Travel expenses are reimbursed.

        Non-employee directors are eligible to receive stock options granted automatically under the terms of the Company's 1991 Outside Directors Stock Option Plan (the "Directors Plan"). The Directors Plan provides an annual option for 8,000 shares to each incumbent director. Initial grants to new directors currently are made under the 2000 Equity Incentive Plan. During fiscal 2003, each of Messrs. Bush, Ferber, Moldaw, Orban, and Seiler and Ms. Garrett were granted an option to purchase 8,000 shares of common stock under the Directors Plan on May 21, 2003, with an exercise price of $19.80, which was the closing price of the Company's common stock as reported on the NASDAQ National Market on that date.

        Norman A. Ferber.    Mr. Ferber receives certain compensation pursuant to an Independent Contractor Consultancy Agreement ("Consultancy Agreement") with the Company that became effective February 1, 2000 and most recently was amended effective November 19, 2003. The agreement extends through January 29, 2005 ("Consultancy Termination Date"). While he serves as a consultant to the Company, Mr. Ferber receives a consulting fee of $1,100,000 annually, paid in monthly installments, and has voluntarily declined the annual retainer and meeting fees otherwise payable to non-employee directors. Mr. Ferber continues to receive stock option grants under the Directors Plan.

        In the event there is a change in control of the Company, Mr. Ferber would be entitled to continued payment of his then current consulting fee through the Consultancy Termination Date or any extension thereof. In the event that Mr. Ferber provides consulting services in connection with a change in control, he will receive a single payment of $1,500,000 upon the consummation of the transaction even if the consummation occurs after the Consultancy Termination Date or any extension thereof. Further, he would be reimbursed for any excise taxes he pays pursuant to Internal Revenue Code Section 4999.

        Additionally, effective February 1, 2000 the Company entered into a Retirement Benefit Package Agreement ("Benefit Agreement") with Mr. Ferber. The Benefit Agreement provides that the Company, or its successor, will provide at no cost to Mr. Ferber, health and other benefits under the Company's plans for Mr. Ferber and his immediate family until the death of both Mr. Ferber and his spouse. In addition, the Company will provide all other employee benefits typically offered to executive officers until the death of Mr. Ferber and his spouse. The agreement further states that if, as a result of Mr. Ferber's status as a consultant to the Company, he is ineligible to participate in any of the Company's employee benefit plans, the payments made under this Benefit Agreement shall be increased to enable Mr. Ferber to procure (to the extent available) such benefits at no additional after tax cost to him. In addition, the Benefit Agreement states that the Company will provide administrative support for Mr. Ferber as long as he serves as a member of the Company's Board of Directors.

        Stuart G. Moldaw.    In addition to compensation received as a non-employee Board member, Mr. Moldaw receives administrative support and an annual fee of $100,000 for his services as consultant to the Company. During 2003, the Company also maintained a split dollar life insurance policy, with a face value of $3.5 million. No premiums were paid on the policy during fiscal 2003, as it is fully funded, and the Company does not currently expect to make future premium payments. The Company also pays the premiums for an executive medical insurance policy for Mr. Moldaw and his spouse. (See also "Certain Transactions.")

Compensation Committee Interlocks and Insider Participation

        Mr. Orban and Mr. Bjorklund served on the Compensation Committee of the Board of Directors for the past fiscal year. There are no interlocking relationships between officers of the Company and members of the Compensation Committee.

Employment Contracts, Termination of Employment and
Change in Control Arrangements

        Michael Balmuth.    The Company and Michael Balmuth, Vice Chairman of the Board and Chief Executive Officer, entered into an employment agreement on May 31, 2001 that was most recently amended effective January 30, 2003. The current term runs through January 29, 2007. Upon notice from Mr. Balmuth at specified times, the Board will consider extending the term of the employment agreement for successive two-year periods. The employment agreement provides that Mr. Balmuth will receive an annual salary of not less than $915,035. In the event that (i) Mr. Balmuth's employment involuntarily terminates due to disability; (ii) the Company terminates his employment without cause; or (iii) he resigns for good reason, Mr. Balmuth would be entitled to continued payment of his then current salary, including an annual bonus, through the remaining term of the employment agreement; all stock options held by Mr. Balmuth would become fully vested; and he would be entitled to certain restricted shares which would be vested pro rata as of the date of his termination based upon vesting in equal monthly installments from the date of grant. In the event Mr. Balmuth resigns voluntarily, other than for good reason, or his employment is terminated for cause, he would be entitled to payment of salary through the termination date and any bonus that was fully earned prior to the termination date; vesting of stock options would cease as of the termination date; and any unvested restricted stock would be automatically reacquired by the Company. In addition, the Company will provide at no cost to Mr. Balmuth and his spouse health and other benefits under the Company's benefit plans until their respective deaths, contingent upon Mr. Balmuth remaining employed through January 29, 2005, unless his termination occurs due to disability, or is without good cause or for good reason.

        In the event there is a change in control of the Company, the term of the employment agreement will continue until the later of (a) the Remaining Term (as defined below) or (b) the expiration of any extension to the employment agreement. Mr. Balmuth would be entitled to continued payment of his then current salary and annual bonus. In addition to these payments, Mr. Balmuth would receive $1,500,000 per year payable with his salary for two years after the effective date of the change in control ("Remaining Term"). Further, all restricted stock held by Mr. Balmuth would become fully vested. All unvested stock options would either be assumed by the acquiring or successor corporation or become fully vested as described below. If within one year following a change in control of the Company, Mr. Balmuth's employment is terminated either by the Company without cause or he resigns for good reason, in addition to those compensation benefits listed above, Mr. Balmuth would be entitled to a lump sum payment equal to the product of (a) the sum of (i) his then current salary plus (ii) the greater of the most recent bonus paid to him or the target bonus for the fiscal year in which such termination occurs, and (b) the greater of two or the number of years remaining under the term of his employment agreement. Additionally, in both of the above situations, he would be reimbursed for any excise taxes he pays pursuant to Internal Revenue Code Section 4999.

        James C. Peters.    The Company and James C. Peters, President, Chief Operating Officer and a member of the Board of Directors, entered into an employment agreement on August 14, 2000, that was most recently amended effective August 21, 2002, with a current term that expires on July 31, 2006. The employment agreement as amended provides that Mr. Peters will receive an annual salary of not less than $831,250. In the event that (i) Mr. Peters' employment involuntarily terminates due to disability; (ii) the Company terminates his employment without cause; or (iii) he resigns for good reason, Mr. Peters would be entitled to continued payment of his then current salary, including an annual bonus, through the remaining term of the employment agreement; all stock options held by Mr. Peters would become fully vested; and he would be entitled to certain restricted shares which would be vested pro rata as of the date of his termination based upon vesting in equal monthly installments from the date of grant. In the event Mr. Peters resigns voluntarily, other than for good reason, or his employment is terminated for cause, he would be entitled to payment of salary through the termination date and any bonus that was fully earned prior to the termination date; vesting of stock options would cease as of the termination date; and any unvested restricted stock would be automatically reacquired by the Company.

        In the event there is a change in control of the Company, the term of the employment agreement will continue until the later of (a) the Remaining Term (as defined below) or (b) the expiration of any extension to the employment agreement. Mr. Peters would be entitled to continued payment of his then current salary and annual bonus. In addition to these payments, Mr. Peters would receive $1,500,000 per year payable with his salary for two years after the effective date of the change in control ("Remaining Term"). Further, all restricted stock held by Mr. Peters would become fully vested. All unvested stock options would either be assumed by the acquiring or successor corporation or become fully vested as described below. If within one year following a change in control of the Company, Mr. Peters' employment is terminated either by the Company without cause or he resigns for good reason, Mr. Peters would be entitled to a lump sum payment equal to the product of (a) the sum of (i) his then current salary plus (ii) the greater of the most recent bonus paid to him or the target bonus for the fiscal year in which such termination occurs, and (b) the greater of two or the number of years remaining under the term of his employment agreement. Additionally, in both of the above situations, he would be reimbursed for any excise taxes he pays pursuant to Internal Revenue Code Section 4999.

        Irene A. Jamieson, Barry S. Gluck and Barbara Levy.    The Company entered into employment agreements with certain of its Senior Vice Presidents and General Merchandise Managers, including Irene A. Jamieson, Barry S. Gluck and Barbara Levy on April 1, 2000. These agreements were subsequently amended effective April 1, 2002. In addition, the agreements for Barry S. Gluck and Barbara Levy were further amended effective April 1, 2004. The terms are the same for each employment agreement, unless otherwise noted. The employment agreements extend through March 31, 2006 for Ms. Jamieson, and through March 31, 2008 for Mr. Gluck and Ms. Levy. The agreements provide that Ms. Jamieson will receive an annual salary of not less than $466,500 and that Mr. Gluck and Ms. Levy will receive annual salaries of not less than $510,000. In the event that (i) the officer's employment involuntarily terminates due to disability; (ii) the Company terminates his or her employment without cause; or (iii) he or she resigns for good reason, the officer would be entitled to continued payment of his or her then current salary, including an annual bonus, through the remaining term of the employment agreement, and all stock options held by the officer would become fully vested. He or she also would be entitled to certain restricted shares which would be vested pro rata as of the date of his or her termination based upon vesting in equal monthly installments from the date of grant.

        In the event there is a change in control of the Company, the term of each officer's employment agreement will continue until the later of (a) the Remaining Term (as defined below) or (b) the expiration of any extension to the employment agreement. The officer would be entitled to continued payment of his or her then current salary and annual bonus. In addition to these payments, the officer would receive $750,000 per year payable with his or her salary for two years after the effective date of the change in control ("Remaining Term"). Further, all restricted stock held by the officer would become fully vested. All unvested stock options would either be assumed by the acquiring or successor corporation or become fully vested as described below. If within one year following a change in control of the Company, the officer's employment is terminated either by the Company without cause or he or she resigns for good reason, the officer would be entitled to a lump sum payment equal to the product of (a) the sum of (i) his or her then current salary plus (ii) the greater of the most recent bonus paid to him or her or the target bonus for the fiscal year in which such termination occurs, and (b) the greater of two or the number of years remaining under the terms of his employment agreement. In addition, the officer would be entitled to continuation of health and estate planning benefits for two years following his or her termination. Additionally, in both of the above situations, the officer would be reimbursed for any excise taxes he or she pays pursuant to Internal Revenue Code Section 4999.

        Participants in the Restricted Stock Plan and Option Plans.    Under the terms of the individual agreements for each participant in the Company's Restricted Stock Plan and Option Plans, each employee, including executive officers, is entitled only to those shares vested as of the date of termination. However, the Company's Board of Directors generally has the discretion to accelerate vesting or change other terms of an outstanding agreement. In the event of certain merger or acquisition transactions which result in a change in control of the Company, any unvested shares of restricted stock automatically become vested shares, and the Company's Board of Directors must either accelerate vesting of all outstanding stock options or arrange for the options to be assumed by the acquiring or successor corporation.

Certain Transactions

        On August 11, 2000, the Company made an interest-free relocation loan of $2,500,000 to Mr. Peters, secured by a deed of trust on his principal residence. All outstanding principal under the loan is due and payable on the earliest to occur of (i) July 31, 2008, (ii) 120 days following any termination of Mr. Peters' employment with the Company, or (iii) any sale, transfer or hypothecation of all or any part of the property referenced in the deed of trust.

        The Company paid $4.0 million, $2.2 million and $1.1 million for children's apparel purchases at fair market value from The Gymboree Corporation in fiscal 2003, 2002 and 2001. Stuart G. Moldaw, a director and Chairman Emeritus of the Company, is also a director and Chairman Emeritus of The Gymboree Corporation.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of Company Common Stock. The Company believes that during fiscal 2003, its executive officers, directors and 10% stockholders complied with all Section 16(a) filing requirements.

PROPOSAL 1

ELECT CLASS III DIRECTORS

        If elected, each nominee will hold office for a three-year term or until his successor is elected and qualified unless he resigns or his office becomes vacant by death, removal, or other cause in accordance with the Bylaws of the Company. Management knows of no reason why any of these nominees should be unable or unwilling to serve, but if any nominee(s) should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person(s) for the office of director as management may recommend in the place of such nominee(s).

Vote Required and Board of Directors' Recommendation

        The plurality of the votes cast by the shares of common stock present or represented by proxy and voting at the Annual Meeting will determine the election of the directors. Therefore, the three nominees receiving the highest number of votes will be elected. Abstentions and broker non-votes will be counted as present in determining if a quorum is present but will not affect the election of directors.

The Board of Directors unanimously recommends that the stockholders vote FOR the three Class III nominees listed under
"Information Regarding Nominees and Incumbent Directors."

PROPOSAL 2

APPROVE ADOPTION OF 2004 EQUITY INCENTIVE PLAN

        At the Annual Meeting, the stockholders will be asked to approve the Ross Stores, Inc. 2004 Equity Incentive Plan (the "Plan"). The Board of Directors adopted the Plan on March 17, 2004, subject to its approval by stockholders. The Plan is intended to replace our 1988 Restricted Stock Plan, 1991 Outside Directors Stock Option Plan, 1992 Stock Option Plan and 2000 Equity Incentive Plan (collectively, our "Prior Plans"). If the stockholders approve the Plan, it will become effective on the day of the Annual Meeting, and no further awards will be granted under the Prior Plans and they will be terminated.

        The Board of Directors believes that the Company must offer a competitive equity incentive program if it is to continue to successfully attract and retain the best possible candidates for positions of responsibility. The Board expects that the Plan will be an important factor in attracting and retaining the high-caliber employees, directors and consultants essential to our success and in motivating these individuals to strive to enhance our growth and profitability.

        The Plan is also designed to preserve the Company's ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain awards granted under the Plan. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or to any of the four other most highly compensated officers of a publicly held company. However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit. To enable compensation in connection with stock options, stock appreciation rights, certain restricted stock and restricted stock unit awards, performance shares and performance units granted under the Plan to qualify as "performance-based" within the meaning of Section 162(m), the stockholders are being asked to approve certain material terms of the Plan. By approving the Plan, the stockholders will be approving, among other things:

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  the eligibility requirements for participation in the Plan;

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  the performance criteria upon which awards of performance shares, performance units and certain awards of restricted stock and restricted stock units may be based;

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  the maximum numbers of shares for which stock options, stock appreciation rights, awards of restricted stock or restricted stock units based on attainment of performance goals and performance shares may be granted to an employee in any fiscal year; and

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  the maximum dollar amount that a participant may receive upon settlement of performance units.

        While the Company believes that compensation in connection with such awards under the Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of certain awards may not qualify as "performance-based."

Summary of the Plan

        The following summary of the Plan is qualified in its entirety by the specific language of the Plan, a copy of which is available to any stockholder upon request.

        General.    The purpose of the Plan is to advance the interests of the Company by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors upon whose judgment, interest and efforts the Company's success is dependent and to provide them with an equity interest in the success of the Company in order to motivate superior performance. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock purchase rights, restricted stock bonuses, restricted stock units, performance shares, performance units and deferred stock units.

        Authorized Shares.    If the Plan is approved by the stockholders, all of our Prior Plans will be terminated, and a total of 15,000,000 shares of our common stock will be authorized for new awards that may be granted under the Plan. In addition, shares subject to awards outstanding under the Prior Plans that terminate without having been exercised or which are forfeited or reacquired by the Company will be added to the Plan's share reserve. As of March 22, 2004, there were 10,699,116 shares subject to unexercised, non-qualified stock options outstanding under the Prior Plans and 3,002,730 shares of restricted stock outstanding under the Prior Plans that remained subject to vesting restrictions. As a result, the number of shares authorized for issuance under the Plan will be increased by up to an additional 13,701,846 shares from the following sources: (1) shares subject to options or other awards outstanding under the Prior Plans as of the date of the Annual Meeting which expire or otherwise terminate for any reason without having been exercised or settled in full, (2) shares acquired under the Prior Plans subject to forfeiture which are forfeited to the Company on or after the date of the Annual Meeting and (3) shares withheld or reacquired by the Company on or after the date of the Annual Meeting in satisfaction of tax withholding obligations under the Prior Plans.

        Certain Award Limits.    In addition to the limitation described above in the total number of shares of our common stock that will be authorized for issuance under the Plan, the Plan limits the numbers of shares that may be issued under certain types of awards. No more than 5,000,000 shares in the aggregate may be issued pursuant to all restricted stock, restricted stock unit, performance share and performance unit awards granted under the Plan. No more than 15,000,000 shares may be issued upon the exercise of incentive stock options granted under the Plan. To enable compensation in connection with certain types of awards to qualify as "performance-based" within the meaning of Section 162(m), the Plan establishes a limit on the maximum aggregate number of shares or dollar limit for which any such award may be granted to an employee in any fiscal year, as follows:

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  Stock options and stock appreciation rights: No more than the lesser of 3,000,000 shares or 2% of the number of shares of common stock then issued and outstanding.

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  Restricted stock and restricted stock unit awards having vesting based upon the attainment of performance goals: No more than the lesser of 1,500,000 shares or 1% of the number of shares of common stock then issued and outstanding.

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  Performance share awards: No more than 500,000 shares for each full fiscal year contained in the performance period of the award.

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  Performance unit awards: No more than $5,000,000 for each full fiscal year contained in the performance period of the award.

        A participant may receive only one performance share or performance unit award with respect to any performance period.

        Share Accounting and Adjustments.    If any award granted under the Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company at the participant's purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the Plan. Shares will not be treated as having been issued under the Plan and will therefore not reduce the number of shares available for grant to the extent an award is settled in cash or such shares are withheld or reacquired by the Company in satisfaction of a tax withholding obligation. The number of shares available under the Plan will be reduced upon the exercise of a stock appreciation right only by the number of shares actually issued. If shares are tendered in payment of the exercise price of an option, the number of shares available under the Plan will be reduced only by the net number of shares issued. Appropriate adjustments will be made to the number of shares authorized under the Plan, to the numerical limits on certain types of awards described above, to the non-employee director options described in this proposal, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if the Company makes a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the plan administrator also has the discretion under the Plan to adjust the terms of outstanding awards as it deems appropriate.

        Administration.    The Plan generally will be administered by the Compensation Committee or other committee of the Board of Directors or, in the absence of such committee, by the Board of Directors. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration of the Plan must be by a compensation committee comprised solely of two or more "outside directors" within the meaning of Section 162(m). (For purposes of this summary, the term "Committee" will refer to either such duly appointed committee or the Board of Directors.) Subject to the provisions of the Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m), amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The Board of Directors may delegate to a committee comprised of one or more officers of the Company the authority to grant awards under the Plan to persons eligible to participate who are neither members of the Board nor executive officers of the Company, subject to the provisions of the Plan and guidelines established by the Committee. The Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the Plan. All awards granted under the Plan will be evidenced by a written agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the Plan. The Committee will interpret the Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the Plan or any award.

        Prohibition of Option and SAR Repricing.    The 2004 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for either the cancellation of outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price.

        Eligibility.    Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company. In addition, awards may be granted to prospective service providers in connection with written employment offers, provided that no shares subject to any such award may vest, become exercisable or be issued prior to such person's commencement of service. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of January 31, 2004, there were approximately 26,590 employees, including 14 executive officers and seven non-employee directors.

        Stock Options.    The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a "Ten Percent Stockholder") must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On March 22, 2004, the closing price of our common stock on the NASDAQ National Market was $28.67 per share.

        The Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent; by means of a broker-assisted cashless exercise; to the extent legally permitted, by tender to the Company of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant's surrender of a portion of the option shares to the Company.

        Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the Plan is ten years, provided that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant's termination of service, provided that if service terminates as a result of the participant's death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date.

        Incentive stock options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant's lifetime only by the participant. However, a nonstatutory stock option may be assigned or transferred to the extent permitted by the Committee in its discretion.

        Non-employee Director Options.    Only members of the Board of Directors who are not employees of the Company or of any parent, subsidiary or other affiliate of the Company ("non-employee directors") at the time of grant are eligible to participate in the non-employee director option component of the Plan. Currently, the Company has seven non-employee directors. This component of the Plan is intended to qualify as a "formula plan" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

        Upon first being elected or appointed as a non-employee director, an individual will be granted automatically, and without further action of the Committee, a nonstatutory stock option (an "Initial Option") for a number of shares of our common stock determined by dividing $300,000 by the fair market value of a share on the date of grant. In addition, on the day of each Annual Meeting of stockholders beginning with the Annual Meeting to be held in 2005, each non-employee director who remains in office immediately following the meeting, and who has not received an Initial Option after December 1 of the preceding year, will be granted automatically, and without further action of the Committee, a nonstatutory stock option (an "Annual Option") for a number of shares of common stock determined by dividing $250,000 by the fair market value of a share on the date of grant. The $300,000 and $250,000 values will be cumulatively increased by three percent on the date of each Annual Meeting, beginning with the Annual Meeting to be held in 2006. On the day of the present Annual Meeting, each non-employee director who remains in office immediately following the meeting, and who has not received an Initial Option after December 1, 2003, will be granted automatically, without further action of the Committee and in lieu of the Annual Option described above, a nonstatutory stock option for 8,000 shares of common stock.

        The exercise price under each non-employee director option will equal the fair market value of a share of our common stock on the date of grant. Each non-employee director option will vest and become exercisable in installments, with one-sixth of the option becoming exercisable six months after the date of grant and one thirty-sixth of the option becoming exercisable for each additional full month of the participant's continuous service thereafter. However, if a Change in Control (as defined below) occurs, then each non-employee director option will become immediately exercisable and vested in full as of the date ten days prior to the Change in Control. Unless earlier terminated under the terms of the Plan or the option agreement, each non-employee director option will remain exercisable for 10 years after grant. A non-employee director option generally will remain exercisable for six months following the participant's termination of service, provided that if service terminates as a result of the participant's death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date. All other terms and conditions of non-employee director options are substantially equivalent to those described above for options generally.

        Stock Appreciation Rights.    The Committee may grant stock appreciation rights either in tandem with a related option (a "Tandem SAR") or independently of any option (a "Freestanding SAR"). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the

Committee. The exercise price of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

        Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. At the Committee's discretion, it may make payment of this stock price appreciation in cash or in shares of common stock whose fair market value on the exercise date equals the payment amount. The Committee may make the payment in a lump sum or it may defer payment in accordance with the terms of the participant's award agreement. The maximum term of any stock appreciation right granted under the Plan is ten years.

        Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant's lifetime only by the participant. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

        Restricted Stock Awards.    The Committee may grant restricted stock awards under the Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, for which the participant furnishes consideration in the form of services to the Company. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant's termination of service. Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

        Restricted Stock Units.    The Committee may grant restricted stock units under the Plan, which represent a right to receive shares of our common stock at a future date determined in accordance with the participant's award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant's services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant's termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends the Company pays.

        Performance Awards.    The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values, respectively, equal to the fair market value determined on the grant date of a share of common stock and $100 per unit. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock) or any combination thereof.

        Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: sales revenue, gross margin, operating margin, operating income, pre-tax profit, earnings before interest, taxes, depreciation and amortization, net income, expenses, the market price of our common stock, earnings per share, return on stockholder equity, return on capital, return on net assets, economic value added and market share. The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

        Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a "covered employee" within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant's individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for the payment to a participant awarded performance shares of dividend equivalents with respect to cash dividends paid on the Company's common stock. The Committee may provide for performance award payments in lump sums or installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

        Unless otherwise provided by the Committee, if a participant's service terminates due to the participant's death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant's service during the performance period. If a participant's service terminates prior to completion of the applicable performance period for any other reason, the Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

        Deferred Compensation Awards.    The Plan authorizes the Committee to establish a deferred compensation award program. If and when implemented, participants designated by the Committee who are officers, directors or members of a select group of highly compensated employees may elect to receive, in lieu of compensation otherwise payable in cash or in lieu of cash or shares of common stock issuable upon the exercise or settlement of stock options, stock appreciation rights or performance share or performance unit awards, an award of deferred stock units. Each such stock unit represents a right to receive one share of our common stock at a future date determined in accordance with the participant's award agreement. Deferred stock units are fully vested upon grant and will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of stock units subject to the award as soon as practicable following the earlier of the date on which the participant's service terminates or a settlement date elected by the participant at the time of his or her election to receive the deferred stock unit award. Participants are not required to pay any additional consideration in connection with the settlement of deferred stock units. A holder of deferred stock units has no voting rights or other rights as a stockholder until shares of common stock are issued to the participant in settlement of the stock units. However, participants holding deferred stock units will be entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents will be credited in the form of additional whole and fractional stock units determined in accordance with a method specified by the Committee in the participant's award agreement. Prior to settlement, deferred stock units may not be assigned or transferred other than by will or the laws of descent and distribution.

        Change in Control.    Unless otherwise defined in a participant's award or employment agreement, the Plan provides that a "Change in Control" occurs upon (a) a "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), other than an employee benefit plan or a corporation owned by the Company's stockholders in the same proportion as their ownership of Company stock, becoming the direct or indirect beneficial owner of more than 50% of the Company's voting stock; (b) a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the Company were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the Company's voting stock, (ii) a merger or consolidation in which the Company is a party, or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

        If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume all outstanding options and stock appreciation rights or substitute substantially equivalent options or rights for its stock. Any options or stock appreciation rights which are not assumed in connection with a Change in Control or exercised prior to the Change in Control will terminate effective as of the time of the Change in Control. The Committee may provide for the acceleration of vesting of any or all outstanding options and stock appreciation rights upon such terms and to such extent as it determines, except that the vesting of all non-employee director options will automatically be accelerated in full ten days prior to the Change in Control. The Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any outstanding option or stock appreciation right upon a Change in Control in exchange for a payment to the participant with respect to each vested share subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share under the award. Finally, the Committee, in its discretion, may provide in the event of a Change in Control for the acceleration of vesting of any restricted stock award, restricted stock unit award, performance share and performance unit award held by a participant whose service with the Company has not terminated prior to the Change in Control to such extent as determined by the Committee.

        Termination or Amendment.    The Plan will continue in effect until the first to occur of (i) its termination by the Committee, (ii) the date on which all shares available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing awards granted under the Plan have lapsed, or (iii) the tenth anniversary of the Plan's effective date. The Committee may terminate or amend the Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the plan, change the class of persons eligible to receive incentive stock options or would require stockholder approval under any applicable law, regulation or rule. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule.

Summary of U.S. Federal Income Tax Consequences

        The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

        The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

        Nonstatutory Stock Options.    Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income as the result of the grant of such an option. Upon the exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

        Stock Appreciation Rights.    A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

        Restricted Stock.    A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the "determination date." The "determination date" is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as a capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

        Performance and Restricted Stock Unit Awards.    A participant generally will recognize no income upon the receipt of a performance share, performance unit or restricted stock unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any substantially vested shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under "Restricted Stock"). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the "determination date" (as defined above under "Restricted Stock"), will be taxed as a capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

        Deferred Stock Units.    A participant generally will recognize no income upon the receipt of deferred stock units. Upon the settlement of the stock units, the participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of the shares received. Upon the sale of the shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on date transferred to the participant, will be taxed as a capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

New Plan Benefits

        No awards will be granted under the Plan prior to its approval by the stockholders of the Company. With the exception of stock options that will be granted automatically under the terms of the Plan to non-employee directors, all awards under the Plan will be granted at the discretion of the

Committee, and, accordingly, are not yet determinable. The table below sets forth the awards that will be received under the Plan during the fiscal year ending January 29, 2005 by certain individuals and groups. This table is furnished pursuant to the rules of the Securities and Exchange Commission. Only non-employee directors are eligible to receive non-employee director options.

NEW PLAN BENEFITS

Name and Position	Shares
Michael Balmuth, Vice Chairman and Chief Executive Officer	0
James C. Peters, President and Chief Operating Officer	0
Irene A. Jamieson, Senior Vice President and General Merchandise Manager	0
Barry S. Gluck, Senior Vice President and General Merchandise Manager	0
Barbara Levy, Senior Vice President and General Merchandise Manager	0
All Current Executive Officers, as a Group	0
All Current Directors Who Are not Executive Officers, as a Group (7 Persons)	56,000
All Employees, Including all Current Officers Who Are not Executive Officers, as a Group	0

Required Vote and Board of Directors Recommendation

        Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

        The Board believes that the proposed adoption of the Plan is in the best interests of the Company and its stockholders for the reasons stated above.

The Board of Directors unanimously recommends that the stockholders vote FOR approval of the adoption of the Plan.

PROPOSAL 3

APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Background

        Under Delaware law, the Company may only issue shares of Common Stock to the extent such shares have been authorized for issuance under the Company's Certificate of Incorporation ("Certificate"). The Certificate currently authorizes the issuance by the Company of up to 300,000,000 shares of Common Stock, $0.01 par value. As of March 22, 2004, 150,627,439 shares of the Company's Common Stock were issued and outstanding. However, after providing for shares already reserved for issuance under equity plans, including the proposed reserve of 15,000,000 shares for the new 2004 Equity Incentive Plan, the current 10,669,116 shares reserved to cover unexercised options issued under the Prior Plans and 2,047,000 shares reserved for issuance under the Employee Stock Purchase Plan, approximately 122 million shares of Common Stock remain unissued and unreserved. In order to ensure sufficient shares of Common Stock will be available for issuance by the Company, the Board of Directors on March 17, 2004 approved, subject to stockholder approval, amending the Company's

Certificate of Incorporation to increase the number of shares of such Common Stock authorized for issuance from 300,000,000 to 600,000,000.

Purpose and Effect of the Amendment

        The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of Common Stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to declare future stock dividends or stock splits, to raise additional capital through the sale of equity securities, to acquire another Company or its assets, to establish strategic relationships with corporate partners, provide equity incentives to employees and officers or for other corporate purposes. The Company has declared and paid one-for-one stock dividends in March 1997, September 1999 and December 2003. The Board of Directors has no current intention to split the outstanding Common Stock by declaring a stock dividend, and the declaration and payment of such a stock dividend by the Board would be contingent upon several factors, including the market price of the Company's stock, the Company's expectations about future performance, and the Company's beliefs about general stock market trends. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock. The Board of Directors has no present agreement, arrangement or intention to issue any of the shares for which approval is sought. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law.

        The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

        The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

        The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

        If the proposed amendment is approved by the stockholders, Article Fourth (A) of the Company's Certificate of Incorporation will be amended to read as follows:

          A.    Capitalization.    The total number of shares of all classes of stock which the Corporation will have authority to issue is Six Hundred Four Million (604,000,000), consisting of

    1.
    Four Million (4,000,000) shares of Preferred Stock, par value one cent ($.01) per share (the "Preferred Stock"); and

    2.
    Six Hundred Million (600,000,000) shares of Common Stock, par value one cent ($.01) per share (the "Common Stock").

        The additional shares of Common Stock to be authorized pursuant to the proposed amendment will have a par value of $.01 per share and be of the same class of Common Stock as is currently authorized under the Certificate. The Company does not have any current intentions, plans, arrangements, commitments or understandings to issue any shares of its capital stock except in connection with its existing stock option and purchase plans.

Vote Required and Board of Directors' Recommendation

        The affirmative vote of a majority of the shares of outstanding Common Stock is required for approval of this proposal. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present. Abstentions and broker non-votes will have the same effect as a negative vote on this proposal.

The Board of Directors unanimously recommends that the stockholders vote FOR approval of the Amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 300,000,000 to 600,000,000 shares.

PROPOSAL 4

RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

        The Company's Audit Committee has appointed Deloitte & Touche LLP as the independent certified public accountants for the Company for the fiscal year ending January 29, 2005. It is anticipated that a representative of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Vote Required and Board of Directors' Recommendation

        The affirmative votes of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting is required for approval of this proposal. Abstentions and broker non-votes each will be counted as present in determining if a quorum is present, but will not be counted as having been voted on this proposal.

The Board of Directors unanimously recommends that the stockholders vote FOR approval of the ratification of the appointment of Deloitte & Touche LLP as the Company's independent certified public accountants for the fiscal year ending January 29, 2005.

PROXY SOLICITATION

        The cost of distribution of materials and solicitation of proxies will be borne by the Company. The Company has retained D. F. King & Co., Inc. to assist in the distribution of materials and soliciting proxies by mail, telephone and personal interview for a fee of approximately $5,000 plus expenses. Management may use the services of its directors, officers and others to solicit proxies, personally or by telephone. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the only business which management intends to present or knows that others will present at the Annual Meeting is as set forth above. If any other matter or matters are properly brought before the Annual Meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying Proxy to vote the Proxy on such matters in accordance with their best judgment.

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

        Proposals of stockholders intended to be presented at the next Annual Meeting of stockholders of the Company (1) must be received by the Company at its offices at 8333 Central Avenue, Newark, California 94560-3440 no later than December 16, 2004 and (2) must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting.

By Order of the Board of Directors,

John G. Call Corporate Secretary
Dated: April 15, 2004

Appendix A

ROSS STORES, INC.
AUDIT COMMITTEE CHARTER

Role and Independence

        The Audit Committee ("Committee") of the Board of Directors ("Board") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and such other duties as directed by the Board. The membership of the Committee shall consist of at least three independent directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. All members shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement, and at least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in his or her financial sophistication.

        Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and all members of the Committee shall satisfy applicable NASDAQ and Securities and Exchange Commission independence requirements.

        The Committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention.

        This charter shall be reviewed and assessed annually, and shall be included in the Company's Proxy Statement at least every three years.

Responsibilities and Authority

        The Audit Committee's primary responsibilities and authority include, to the best of its ability and knowledge:

  •
  Appointment, compensation, retention and oversight of the work of any registered public accounting firm (including resolution of any disagreements between Company management and the auditor regarding financial reporting) engaged for the purpose of preparing or issuing an independent audit report or performing other independent audit, review or attest services for the Company, and each such registered public accounting firm shall report directly to the Committee. The Committee will discuss and consider the independent auditor's written affirmation that they are in fact independent, will discuss the nature, rigor, and proposed scope of the independent audit process, receive and review all reports and will provide to the independent auditor full access to the Committee (and the Board) to report on any and all appropriate matters.

  •
  Pre-approval of all non-audit services by the Company's independent auditor and all audit, review and attest engagements to be provided by such auditor. The Committee Chair has the designated authority to pre-approve such non-audit services and engagements; the Committee shall be advised of any such pre-approvals at the next scheduled Committee meeting.

  •
  Guidance and oversight of the internal audit function of the Company, including review of the organization, plans and results of such activity.

A-1

  •
  Review of annual and quarterly financial statements. Meet with management and the independent auditors to discuss the clarity, consistency and completeness of the financial statements and related disclosures, as well as any other matters that are required to be communicated to the Committee under Generally Accepted Auditing Standards and applicable law.

  •
  Review and discussion with management and the independent and internal auditors regarding the quality and adequacy of the Company's internal controls, policies, procedures and practices.

  •
  Review of legal and regulatory matters that may have a material impact on the financial statements and related Company compliance policies.

  •
  Preparation of a report of Committee activities for inclusion in the Company's Proxy Statement.

  •
  Review and discuss with management, the independent auditor, outside legal counsel or experts, or the Board, as the Committee deems appropriate, any concerns regarding the integrity of the Company's financial statements and reporting, and compliance with applicable laws and regulations.

  •
  Oversee the hiring of employees or former employees of the Company's independent auditor where required by applicable law.

  •
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  •
  Review and approve all related party transactions, except for compensation-related matters approved by the Compensation Committee.

  •
  Retain such outside counsel, experts and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention, and shall otherwise have adequate funding as required by law.

  •
  Otherwise oversee the Company's compliance with regulatory requirements relating to the Company's accounting, auditing, and reporting practices and to other matters assigned it.

  •
  Perform other duties that may be assigned or delegated by the Board.

A-2

Appendix B

Ross Stores, Inc.

2004 Equity Incentive Plan

B-i

	9.4	Payment of Purchase Price	B-17
	9.5	Vesting and Restrictions on Transfer	B-17
	9.6	Voting Rights; Dividends and Distributions	B-17
	9.7	Effect of Termination of Service	B-18
	9.8	Nontransferability of Restricted Stock Award Rights	B-18
10.	Terms and Conditions of Performance Awards		B-18
	10.1	Types of Performance Awards Authorized	B-18
	10.2	Initial Value of Performance Shares and Performance Units	B-18
	10.3	Establishment of Performance Period, Performance Goals and Performance Award Formula	B-18
	10.4	Measurement of Performance Goals	B-19
	10.5	Settlement of Performance Awards	B-20
	10.6	Voting Rights; Dividend Equivalent Rights and Distributions	B-21
	10.7	Effect of Termination of Service	B-21
	10.8	Nontransferability of Performance Awards	B-22
11.	Terms and Conditions of Restricted Stock Unit Awards		B-22
	11.1	Grant of Restricted Stock Unit Awards	B-22
	11.2	Purchase Price	B-22
	11.3	Vesting	B-22
	11.4	Voting Rights, Dividend Equivalent Rights and Distributions	B-22
	11.5	Effect of Termination of Service	B-23
	11.6	Settlement of Restricted Stock Unit Awards	B-23
	11.7	Nontransferability of Restricted Stock Unit Awards	B-23
12.	Deferred Compensation Awards		B-23
	12.1	Establishment of Deferred Compensation Award Programs	B-23
	12.2	Terms and Conditions of Deferred Compensation Awards	B-24
13.	Standard Forms of Award Agreement		B-25
	13.1	Award Agreements	B-25
	13.2	Authority to Vary Terms	B-25
14.	Change in Control		B-25
	14.1	Effect of Change in Control on Options and SARs	B-25
	14.2	Effect of Change in Control on Restricted Stock Awards	B-26
	14.3	Effect of Change in Control on Performance Awards	B-26
	14.4	Effect of Change in Control on Restricted Stock Unit Awards	B-26
	14.5	Effect of Change in Control on Deferred Compensation Awards	B-26
15.	Compliance with Securities Law		B-26
16.	Tax Withholding		B-26
	16.1	Tax Withholding in General	B-26
	16.2	Withholding in Shares	B-27
17.	Amendment or Termination of Plan		B-27
18.	Miscellaneous Provisions		B-27
	18.1	Repurchase Rights	B-27
	18.2	Provision of Information	B-27
	18.3	Rights as Employee, Consultant or Director	B-27
	18.4	Rights as a Stockholder	B-27
	18.5	Fractional Shares	B-28
	18.6	Severability	B-28
	18.7	Beneficiary Designation	B-28
	18.8	Unfunded Obligation	B-28
	18.9	Choice of Law	B-28

B-ii

Ross Stores, Inc.
2004 Equity Incentive Plan

1.     ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

        1.1    Establishment.    The Ross Stores, Inc. 2004 Equity Incentive Plan (the "Plan") is hereby established effective as of May 20, 2004, the date of its approval by the stockholders of the Company (the "Effective Date").

        1.2    Purpose.    The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Performance Shares, Performance Units, Restricted Stock Units and Deferred Compensation Awards.

        1.3    Term of Plan.    The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2.     DEFINITIONS AND CONSTRUCTION.

        2.1    Definitions.    Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a)   "Affiliate" means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term "control" (including the term "controlled by") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

          (b)   "Award" means any Option, SAR, Restricted Stock Purchase Right, Restricted Stock Bonus, Performance Share, Performance Unit, Restricted Stock Unit or Deferred Compensation Award granted under the Plan.

          (c)   "Award Agreement" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant. An Award Agreement may be an "Option Agreement," an "SAR Agreement," a "Restricted Stock Purchase Agreement," a "Restricted Stock Bonus Agreement," a "Performance Share Agreement," a "Performance Unit Agreement," a "Restricted Stock Unit Agreement," or a "Deferred Compensation Award Agreement."

          (d)   "Board" means the Board of Directors of the Company.

          (e)   "Change in Control" means, unless otherwise defined by the Participant's Award Agreement or contract of employment or service, the occurrence of any of the following:

              (i)  any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (1) a trustee or other fiduciary holding stock of the Company under an employee benefit plan of a Participating Company or (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of stock of the Company representing more than fifty percent (50%) of the total combined voting power of the Company's then-outstanding voting stock; or

             (ii)  an Ownership Change Event or series of related Ownership Change Events (collectively, a "Transaction") in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(x)(iii), the entity to which the assets of the Company were transferred (the "Transferee"), as the case may be; or

            (iii)  a liquidation or dissolution of the Company.

  For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          (f)    "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          (g)   "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

          (h)   "Company" means Ross Stores, Inc., a Delaware corporation, or any successor corporation thereto.

          (i)    "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

          (j)    "Deferred Compensation Award" means an award of Stock Units granted to a Participant pursuant to Section 12 of the Plan.

          (k)   "Director" means a member of the Board.

          (l)    "Disability" means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

          (m)  "Dividend Equivalent" means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

          (n)   "Employee" means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

          (o)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (p)   "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

              (i)  Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

             (ii)  Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day, the next succeeding trading day or an average determined over a period of trading days. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

            (iii)  If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (q)   "Incentive Stock Option" means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

          (r)   "Insider" means an Officer, a Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

          (s)   "Nonemployee Director" means a Director who is not an Employee.

          (t)    "Nonemployee Director Option" means an Option granted to a Nonemployee Director pursuant to Section 7 of the Plan. Nonemployee Director Options shall be Nonstatutory Stock Options.

          (u)   "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

          (v)   "Officer" means any person designated by the Board as an officer of the Company.

          (w)  "Option" means the right to purchase Stock at a stated price for a specified period of time granted to a Participant pursuant to Section 6 or Section 7 of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

          (x)   "Ownership Change Event" means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

          (y)   "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

          (z)   "Participant" means any eligible person who has been granted one or more Awards.

          (aa) "Participating Company" means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

          (bb) "Participating Company Group" means, at any point in time, all entities collectively which are then Participating Companies.

          (cc) "Performance Award" means an Award of Performance Shares or Performance Units.

          (dd) "Performance Award Formula" means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 of the Plan which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

          (ee) "Performance Goal" means a performance goal established by the Committee pursuant to Section 10.3 of the Plan.

          (ff)  "Performance Period" means a period established by the Committee pursuant to Section 10.3 of the Plan at the end of which one or more Performance Goals are to be measured.

          (gg) "Performance Share" means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 of the Plan to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

          (hh) "Performance Unit" means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 of the Plan to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

          (ii)   "Predecessor Plan" means each of the Company's 1992 Stock Option Plan, 2000 Equity Incentive Plan, 1991 Outside Directors Stock Option Plan and 1988 Restricted Stock Plan.

          (jj)   "Restricted Stock Award" means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

          (kk) "Restricted Stock Bonus" means Stock granted to a Participant pursuant to Section 9 of the Plan.

          (ll)   "Restricted Stock Purchase Right" means a right to purchase Stock granted to a Participant pursuant to Section 9 of the Plan.

          (mm) "Restricted Stock Unit" or "Stock Unit" means a bookkeeping entry representing a right granted to a Participant pursuant to Section 11 or Section 12 of the Plan, respectively, to receive a share of Stock on a date determined in accordance with the provisions of Section 11 or Section 12, as applicable, and the Participant's Award Agreement.

          (nn) "Restriction Period" means the period established in accordance with Section 9.5 of the Plan during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

          (oo) "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

          (pp) "SAR" or "Stock Appreciation Right" means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 8 of the Plan to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

          (qq) "Section 162(m)" means Section 162(m) of the Code.

          (rr)  "Securities Act" means the Securities Act of 1933, as amended.

          (ss)  "Service" means a Participant's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the one hundred eighty-first (181st) day following the commencement of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option, unless the Participant's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Award Agreement. A Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

          (tt)  "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3 of the Plan.

          (uu) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          (vv) "Ten Percent Owner" means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

          (ww) "Vesting Conditions" mean those conditions established in accordance with Section 9.5 or Section 11.3 of the Plan prior to the satisfaction of which shares subject to a Restricted Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant's termination of Service.

        2.2    Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.     ADMINISTRATION.

        3.1    Administration by the Committee.    The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

        3.2    Authority of Officers.    Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) the exercise price per share of each such Award which is an Option or Stock Appreciation Right shall be not less than the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), and (iii) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board or the Committee.

        3.3    Administration with Respect to Insiders.    With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

        3.4    Committee Complying with Section 162(m).    If the Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

        3.5    Powers of the Committee.    In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

          (a)   to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

          (b)   to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

          (c)   to determine the Fair Market Value of shares of Stock or other property;

          (d)   to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant's termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

          (e)   to determine whether an Award of SARs, Performance Shares or Performance Units will be settled in shares of Stock, cash, or in any combination thereof;

          (f)    to approve one or more forms of Award Agreement;

          (g)   to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

          (h)   to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant's termination of Service;

          (i)    without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.3) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;

          (j)    to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

          (k)   to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

        3.6    Option or SAR Repricing.    Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price or (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to "issuing or assuming a stock option in a transaction to which section 424(a) applies," within the meaning of Section 424 of the Code.

        3.7    Indemnification.    In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.     SHARES SUBJECT TO PLAN.

        4.1    Maximum Number of Shares Issuable.    Subject to adjustment as provided in Section 4.2 and Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be fifteen million (15,000,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company at the Participant's purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 16.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.

        4.2    Adjustment for Unissued Predecessor Plan Shares.    The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by:

          (a)   the number of shares of Stock subject to that portion of any option or other award outstanding pusuant to a Predecessor Plan as of the Effective Date which, on or after the Effective Date, expires or is terminated or canceled for any reason without having been exercised or settled in full;

          (b)   the number of shares of Stock acquired pursuant to a Predecessor Plan subject to forfeiture or repurchase by the Company at the Participant's purchase price which, on or after the Effective Date, is so forfeited or repurchased; and

          (c)   the number of shares Stock that are withheld or reacquired by the Company on or after the Effective Date in satisfaction of tax withholding obligations pursuant to a Predecessor Plan;

provided, however, that the aggregate number of shares of Stock authorized for issuance under the Predecessor Plans that may become authorized for issuance under the Plan pursuant to this Section 4.2 shall not exceed 13,701,846.

        4.3    Adjustments for Changes in Capital Structure.    Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the

Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.4, in the Nonemployee Director Options to be granted automatically pursuant to Section 7, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants' rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as "effected without receipt of consideration by the Company." Any fractional share resulting from an adjustment pursuant to this Section 4.3 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section 4.3 shall be final, binding and conclusive.

5.     ELIGIBILITY AND AWARD LIMITATIONS.

        5.1    Persons Eligible for Awards.    Awards may be granted only to Employees, Consultants and Directors. For purposes of the foregoing sentence, "Employees," "Consultants"and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service. A Nonemployee Director Option may be granted only to a person who, at the time of grant, is a Nonemployee Director.

        5.2    Participation.    Awards other than Nonemployee Director Options are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, excepting Nonemployee Director Options, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

        5.3    Incentive Stock Option Limitations.

          (a)    Persons Eligible.    An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an "ISO-Qualifying Corporation"). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

          (b)    Fair Market Value Limitation.    To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

        5.4    Award Limits.

          (a)    Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.    Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed fifteen million (15,000,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Section 4.2 and Section 4.3 and further subject to the limitation set forth in Section 5.4(b) below.

          (b)    Aggregate Limit on Full Value Awards.    Subject to adjustment as provided in Section 4.3, in no event shall more than five million (5,000,000) shares in the aggregate be issued under the Plan pursuant to the exercise or settlement of Restricted Stock Awards, Restricted Stock Unit Awards and Performance Awards.

          (c)    Section 162(m) Award Limits.    The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a "publicly held corporation" within the meaning of Section 162(m).

            (i)    Options and SARs.    Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than the lesser of (1) three million (3,000,000) shares or (2) two percent (2%) of the number of shares of Stock issued and outstanding as reported in the most recent periodic report filed with the Securities and Exchange Commission.

            (ii)    Restricted Stock and Restricted Stock Unit Awards.    Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards, subject to Vesting Conditions based on the attainment of Performance Goals, for more than the lesser of (1) one million five hundred thousand (1,500,000) shares or (2) one percent (1%) of the number of shares of Stock issued and outstanding as reported in the most recent periodic report filed with the Securities and Exchange Commission.

            (iii)    Performance Awards.    Subject to adjustment as provided in Section 4.3, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than five hundred thousand (500,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than five million dollars ($5,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

6.     TERMS AND CONDITIONS OF OPTIONS.

        Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and, except as otherwise set forth in Section 7 with respect to Nonemployee Director Options, shall comply with and be subject to the following terms and conditions:

        6.1    Exercise Price.    The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

        6.2    Exercisability and Term of Options.    Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

        6.3    Payment of Exercise Price.

          (a)    Forms of Consideration Authorized.    Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

          (b)    Limitations on Forms of Consideration.

            (i)    Tender of Stock.    Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

            (ii)    Cashless Exercise.    The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

        6.4    Effect of Termination of Service.

          (a)    Option Exercisability.    Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee in the grant of an Option and set forth in the Award Agreement, an Option shall be exercisable after a Participant's termination of Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

            (i)    Disability.    If the Participant's Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Award Agreement evidencing such Option (the "Option Expiration Date").

            (ii)    Death.    If the Participant's Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant's legal representative or other person who acquired the right to exercise the Option by reason of the Participant's death at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date. The Participant's Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant's termination of Service.

            (iii)    Other Termination of Service.    If the Participant's Service terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant's Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

          (b)    Extension if Exercise Prevented by Law.    Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 15 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

          (c)    Extension if Participant Subject to Section 16(b).    Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant's termination of Service, or (iii) the Option Expiration Date.

        6.5    Transferability of Options.    During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant's guardian or legal representative. Prior to the issuance of shares of Stock upon the exercise of an Option, the Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

7.     TERMS AND CONDITIONS OF NONEMPLOYEE DIRECTOR OPTIONS.

        Nonemployee Director Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions of Section 6 to the extent not inconsistent with this Section and the following terms and conditions:

        7.1    Grant of Nonemployee Director Options.

          (a)    Initial Option.    Subject to the execution by the Nonemployee Director of an appropriate Award Agreement, each person who first becomes a Nonemployee Director on or after the Effective Date shall be granted on the date such person first becomes a Nonemployee Director an Option (an "Initial Option") to purchase a number of shares of Stock determined by dividing the Initial Option Award Value (as defined below) by the Fair Market Value of a Share of Stock on such date and rounding to the nearest whole number. The Initial Option Award Value shall initially equal $300,000. On the date of each annual meeting of the stockholders of the Company (an "Annual Meeting"), commencing with the Annual Meeting held in 2006 and continuing for each Annual Meeting held thereafter during the term of the Plan, the Initial Option Award Value as previously in effect shall be increased by three percent (3%), and such increased Initial Option Award Value shall be effective for Initial Options granted on and after such date.

          (b)    Annual Option.    Subject to the execution by the Nonemployee Director of an appropriate Award Agreement, each Nonemployee Director (including any Director who previously did not qualify as a Nonemployee Director but who subsequently becomes a Nonemployee Director) shall be granted automatically and without further action of the Committee on the date of each Annual Meeting, commencing with the Annual Meeting held in 2005 and continuing for each Annual Meeting held thereafter during the term of the Plan, immediately following which such person remains a Nonemployee Director an Option (an "Annual Option") to purchase a number of shares of Stock determined by dividing the Annual Option Award Value (as defined below) by the Fair Market Value of a Share of Stock on such date and rounding to the nearest whole number; provided, however, that a Nonemployee Director granted an Initial Option after the December 1 immediately preceding the date of an Annual Meeting shall not be granted an Annual Option pursuant to this Section with respect to the same Annual Meeting. The Annual Option Award Value shall initially equal $250,000. On the date of each Annual Meeting, commencing with the Annual Meeting held in 2006 and continuing for each Annual Meeting held thereafter during the term of the Plan, the Annual Option Award Value as previously in effect shall be increased by three percent (3%), and such increased Annual Option Award Value shall be effective for Annual Options granted on such date.

          (c)    Effective Date Option.    Subject to the execution by the Nonemployee Director of an appropriate Award Agreement, each Nonemployee Director (including any Director who previously did not qualify as a Nonemployee Director but who is a Nonemployee Director on the

  Effective Date) who remains a Nonemployee Director immediately following the Annual Meeting occurring on the Effective Date shall be granted automatically and without further action of the Committee on the Effective Date an Option (an "Effective Date Option") to purchase eight thousand (8,000) shares of Stock; provided, however, that a Nonemployee Director granted an Initial Option after December 1, 2003 shall not be granted an Effective Date Option.

          (d)    Right to Decline Nonemployee Director Option.    Notwithstanding the foregoing, any person may elect not to receive a Nonemployee Director Option by delivering written notice of such election to the Board no later than the day prior to the date such Nonemployee Director Option would otherwise be granted. A person so declining a Nonemployee Director Option shall receive no payment or other consideration in lieu of such declined Nonemployee Director Option. A person who has declined a Nonemployee Director Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Nonemployee Director Option would be granted pursuant to Section 7.1(a)or (b), as the case may be.

        7.2    Exercise Price.    The exercise price per share of Stock subject to a Nonemployee Director Option shall be the Fair Market Value of a share of Stock on the date of grant of the Nonemployee Director Option.

        7.3    Exercisability and Term of Nonemployee Director Options.    Except as otherwise provided in the Plan or in the Award Agreement evidencing a Nonemployee Director Option and provided that the Participant's Service has not terminated prior to the relevant date, each Nonemployee Director Option shall vest and become exercisable as to one-sixth (1/6) of the shares initially subject thereto on the date occurring six (6) months after the date of grant and as to one thirty-sixth (1/36) of the shares initially subject thereto following each full month of the Participant's continuous Service thereafter until the Nonemployee Director Option is fully vested. Each Nonemployee Director Option shall terminate and cease to be exercisable on the tenth (10th) anniversary of the date of grant of the Nonemployee Director Option, unless earlier terminated in accordance with the terms of the Plan or the Award Agreement evidencing such Option.

        7.4    Effect of Termination of Service.

          (a)    Option Exercisability.    Subject to earlier termination of the Nonemployee Director Option as otherwise provided herein, a Nonemployee Director Option shall be exercisable after the Participant's termination of Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

            (i)    Disability.    If the Participant's Service terminates because of the Disability of the Participant, the Nonemployee Director Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

            (ii)    Death.    If the Participant's Service terminates because of the death of the Participant, the Nonemployee Director Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant's legal representative or other person who acquired the right to exercise the Nonemployee Director Option by reason of the Participant's death at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date. The Participant's Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant's termination of Service.

            (iii)    Other Termination of Service.    If the Participant's Service terminates for any reason, except Disability or death, the Nonemployee Director Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant's Service terminated, may be exercised by the Participant at any time prior to the expiration of six (6) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

          (b)    Extension if Exercise Prevented by Law.    Notwithstanding the foregoing, if the exercise of a Nonemployee Director Option within the applicable time periods set forth in Section 7.4(a) is prevented by the provisions of Section 15 below, the Nonemployee Director Option shall remain exercisable until three (3) months after the date the Participant is notified by the Company that the Nonemployee Director Option is exercisable, but in any event no later than the Option Expiration Date.

          (c)    Extension if Participant Subject to Section 16(b).    Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.4(a) of shares acquired upon the exercise of the Nonemployee Director Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Nonemployee Director Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant's termination of Service, or (iii) the Option Expiration Date.

8.     TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

        Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        8.1    Types of SARs Authorized.    SARs may be granted in tandem with all or any portion of a related Option (a "Tandem SAR") or may be granted independently of any Option (a "Freestanding SAR"). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

        8.2    Exercise Price.    The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

        8.3    Exercisability and Term of SARs.

          (a)    Tandem SARs.    Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

          (b)    Freestanding SARs.    Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

        8.4    Exercise of SARs.    Upon the exercise (or deemed exercise pursuant to Section 8.5) of an SAR, the Participant (or the Participant's legal representative or other person who acquired the right to exercise the SAR by reason of the Participant's death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made in cash, shares of Stock, or any combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing such SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any SAR may provide for deferred payment in a lump sum or in installments. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 8, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 8.5.

        8.5    Deemed Exercise of SARs.    If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

        8.6    Effect of Termination of Service.    Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant's termination of Service only during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

        8.7    Nontransferability of SARs.    During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant's guardian or legal representative. Prior to the exercise of an SAR, the SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution.

9.     TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

        Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing

Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        9.1    Types of Restricted Stock Awards Authorized.    Restricted Stock Awards may be in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

        9.2    Purchase Price.    The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to such Restricted Stock Award.

        9.3    Purchase Period.    A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right; provided, however, that no Restricted Stock Purchase Right granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service.

        9.4    Payment of Purchase Price.    Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check, or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iii) by any combination thereof. The Committee may at any time or from time to time grant Restricted Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration. Restricted Stock Bonuses shall be issued in consideration for past services actually rendered to a Participating Company or for its benefit.

        9.5    Vesting and Restrictions on Transfer.    Shares issued pursuant to any Restricted Stock Award may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event, as defined in Section 2.1(x), or as provided in Section 9.8. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

        9.6    Voting Rights; Dividends and Distributions.    Except as provided in this Section, Section 9.5 and any Award Agreement, during the Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant's Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

        9.7    Effect of Termination of Service.    Unless otherwise provided by the Committee in the grant of a Restricted Stock Award and set forth in the Award Agreement, if a Participant's Service terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant's termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant's termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

        9.8    Nontransferability of Restricted Stock Award Rights.    Prior to the issuance of shares of Stock pursuant to a Restricted Stock Award, rights to acquire such shares shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

10.   TERMS AND CONDITIONS OF PERFORMANCE AWARDS.

        Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        10.1    Types of Performance Awards Authorized.    Performance Awards may be in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

        10.2    Initial Value of Performance Shares and Performance Units.    Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial value of one hundred dollars ($100). The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

        10.3    Establishment of Performance Period, Performance Goals and Performance Award Formula.    In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance

Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to "performance-based compensation," the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

        10.4    Measurement of Performance Goals.    Performance Goals shall be established by the Committee on the basis of targets to be attained ("Performance Targets") with respect to one or more measures of business or financial performance (each, a "Performance Measure"), subject to the following:

          (a)    Performance Measures.    Performance Measures shall have the same meanings as used in the Company's financial statements, or, if such terms are not used in the Company's financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company's industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant's rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

              (i)  sales revenue;

             (ii)  gross margin;

            (iii)  operating margin;

            (iv)  operating income;

             (v)  pre-tax profit;

            (vi)  earnings before interest, taxes and depreciation and amortization;

           (vii)  net income;

          (viii)  expenses;

            (ix)  the market price of the Stock;

             (x)  earnings per share;

            (xi)  return on stockholder equity;

           (xii)  return on capital;

          (xiii)  return on net assets;

          (xiv)  economic value added; and

           (xv)  market share.

          (b)    Performance Targets.    Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.

        10.5    Settlement of Performance Awards.

          (a)    Determination of Final Value.    As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

          (b)    Discretionary Adjustment of Award Formula.    In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a "covered employee" within the meaning of Section 162(m) (a "Covered Employee") to reflect such Participant's individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee's Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant's Performance Award.

          (c)    Effect of Leaves of Absence.    Unless otherwise required by law, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant's Service during the Performance Period during which the Participant was not on a leave of absence.

          (d)    Notice to Participants.    As soon as practicable following the Committee's determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

          (e)    Payment in Settlement of Performance Awards.    As soon as practicable following the Committee's determination and certification in accordance with Sections 10.5(a) and (b), payment shall be made to each eligible Participant (or such Participant's legal representative or other person who acquired the right to receive such payment by reason of the Participant's death) of the final value of the Participant's Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. An Award Agreement may provide for deferred payment in a lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

          (f)    Provisions Applicable to Payment in Shares.    If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the value of a share of Stock determined by the method specified in the Award Agreement. Such methods may include, without limitation, the closing market price on a specified date (such as the settlement date) or an average of market prices over a series of trading days. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 9.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 9.5 through 9.8 above.

        10.6    Voting Rights; Dividend Equivalent Rights and Distributions.    Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares are settled or forfeited. Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant's Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

        10.7    Effect of Termination of Service.    Unless otherwise provided by the Committee in the grant of a Performance Award and set forth in the Award Agreement, the effect of a Participant's termination of Service on the Performance Award shall be as follows:

          (a)    Death or Disability.    If the Participant's Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant's Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant's Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

          (b)    Other Termination of Service.    If the Participant's Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant's Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award.

        10.8    Nontransferability of Performance Awards.    Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

11.   TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARDS.

        Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        11.1    Grant of Restricted Stock Unit Awards.    Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

        11.2    Purchase Price.    No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.

        11.3    Vesting.    Restricted Stock Units may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

        11.4    Voting Rights, Dividend Equivalent Rights and Distributions.    Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant's Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

        11.5    Effect of Termination of Service.    Unless otherwise provided by the Committee in the grant of a Restricted Stock Unit Award and set forth in the Award Agreement, if a Participant's Service terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant's termination of Service.

        11.6    Settlement of Restricted Stock Unit Awards.    The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant's Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 11.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. Notwithstanding the foregoing, if permitted by the Committee and set forth in the Award Agreement, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

        11.7    Nontransferability of Restricted Stock Unit Awards.    Prior to the issuance of shares of Stock in settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

12.   DEFERRED COMPENSATION AWARDS.

        12.1    Establishment of Deferred Compensation Award Programs.    This Section 12 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. The Committee, in its discretion and upon such terms and conditions as it may determine, may establish one or more programs pursuant to the Plan under which:

          (a)   Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to reduce such Participant's compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

          (b)   Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:

            (i)    shares of Stock otherwise issuable to such Participant upon the exercise of an Option;

            (ii)   cash or shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or

            (iii)  cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award.

        12.2    Terms and Conditions of Deferred Compensation Awards.    Deferred Compensation Awards granted pursuant to this Section 12 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No such Deferred Compensation Award or purported Deferred Compensation Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          (a)    Vesting Conditions.    Deferred Compensation Awards shall not be subject to any vesting conditions.

          (b)    Terms and Conditions of Stock Units.

            (i)    Voting Rights; Dividend Equivalent Rights and Distributions.    Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to date on which Stock Units held by such Participant are settled. Such Dividend Equivalents shall be paid by crediting the Participant with additional whole and/or fractional Stock Units as of the date of payment of such cash dividends on Stock. The method of determining the number of additional Stock Units to be so credited shall be specified by the Committee and set forth in the Award Agreement. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Stock Units originally subject to the Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant's Stock Unit Award so that it represent the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award.

            (ii)    Settlement of Stock Unit Awards.    A Participant electing to receive an Award of Stock Units pursuant to this Section 12, shall specify at the time of such election a settlement date with respect to such Award. The Company shall issue to the Participant as soon as practicable following the earlier of the settlement date elected by the Participant or the date of termination of the Participant's Service, a number of whole shares of Stock equal to the number of whole Stock Units subject to the Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares. Any fractional Stock Unit subject to the Stock Unit Award shall be settled by the Company by payment in cash of an amount equal to the Fair Market Value as of the payment date of such fractional share.

            (iii)    Nontransferability of Stock Unit Awards.    Prior to their settlement in accordance with the provision of the Plan, no Stock Unit Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

13.   STANDARD FORMS OF AWARD AGREEMENT.

        13.1    Award Agreements.    Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.

        13.2    Authority to Vary Terms.    The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

14.   CHANGE IN CONTROL.

        14.1    Effect of Change in Control on Options and SARs.

          (a)    Accelerated Vesting.    Notwithstanding any other provision of the Plan to the contrary except as provided in this Section 14.1(a), the Committee, in its sole discretion, may provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions and to such extent as the Committee shall determine. Any unexercisable or unvested portion of each outstanding Nonemployee Director Option and any shares acquired upon the exercise thereof shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control but conditioned upon the consummation of the Change in Control.

          (b)    Assumption or Substitution.    In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the "Acquiror"), may, without the consent of any Participant, either assume the Company's rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options and SARs (as the case may be) for the Acquiror's stock. Any Options or SARs which are not assumed by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

          (c)    Cash-Out of Options.    The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or SAR outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share of Stock subject to such canceled Option or SAR in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option or SAR (the "Spread"). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of their canceled Options and SARs as soon as practicable following the date of the Change in Control.

        14.2    Effect of Change in Control on Restricted Stock Awards.    The Committee may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock Award that, in the event of a Change in Control, the lapsing of the Restriction Period applicable to the shares subject to the Restricted Stock Award held by a Participant whose Service has not terminated prior to the Change in Control shall be accelerated effective immediately prior to the consummation of the Change in Control to such extent as specified in such Award Agreement. Any acceleration of the lapsing of the Restriction Period that was permissible solely by reason of this Section 14.2 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.

        14.3    Effect of Change in Control on Performance Awards.    The Committee may, in its discretion, provide in any Award Agreement evidencing a Performance Award that, in the event of a Change in Control, the Performance Award held by a Participant whose Service has not terminated prior to the Change in Control or whose Service terminated by reason of the Participant's death or Disability shall become payable effective as of the date of the Change in Control to such extent as specified in such Award Agreement.

        14.4    Effect of Change in Control on Restricted Stock Unit Awards.    The Committee may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock Unit Award that, in the event of a Change in Control, the Restricted Stock Unit Award held by a Participant whose Service has not terminated prior to such date shall be settled effective as of the date of the Change in Control to such extent as specified in such Award Agreement.

        14.5    Effect of Change in Control on Deferred Compensation Awards.    The Committee may, in its discretion, provide in any Award Agreement evidencing a Deferred Compensation Award that, in the event of a Change in Control, the Stock Units pursuant to such Award shall be settled effective as of the date of the Change in Control to such extent as specified in such Award Agreement.

15.   COMPLIANCE WITH SECURITIES LAW.

        The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

16.   TAX WITHHOLDING.

        16.1    Tax Withholding in General.    The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the

Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

        16.2    Withholding in Shares.    The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

17.   AMENDMENT OR TERMINATION OF PLAN.

        The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. In any event, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant unless necessary to comply with any applicable law, regulation or rule.

18.   MISCELLANEOUS PROVISIONS.

        18.1    Repurchase Rights.    Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

        18.2    Provision of Information.    Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

        18.3    Rights as Employee, Consultant or Director.    No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant's Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee's employer or that the Employee has an employment relationship with the Company.

        18.4    Rights as a Stockholder.    A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.

        18.5    Fractional Shares.    The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

        18.6    Severability.    If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

        18.7    Beneficiary Designation.    Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. If a married Participant designates a beneficiary other than the Participant's spouse, the effectiveness of such designation may be subject to the consent of the Participant's spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant's death, the Company will pay any remaining unpaid benefits to the Participant's legal representative.

        18.8    Unfunded Obligation.    Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

        18.9    Choice of Law.    Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

        IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Ross Stores, Inc. 2004 Equity Incentive Plan as duly adopted by the Board on March 17, 2004.

/s/ JOHN G. CALL Secretary

PROXY

ROSS STORES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Michael Balmuth and John G. Call, and either of them, as attorneys of the undersigned with full power of substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Ross Stores, Inc., to be held on May 20, 2004 at 11:00 a.m. PDT, at the Company's corporate office located at 8333 Central Avenue, Newark, California 94560-3440, and at any continuation or adjournment thereof, with all powers which the undersigned might have if personally present at the meeting.

        WHERE NO CONTRARY CHOICE IS INDICATED BY THE STOCKHOLDER, THIS PROXY, WHEN RETURNED, WILL BE VOTED FOR ALL NOMINEES AND EACH OF THE PROPOSALS AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

YOUR VOTE IS IMPORTANT TO THE COMPANY

— FOLD AND DETACH HERE —

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING NOMINEES AND PROPOSALS:

	Please mark your votes as indicated in this example	☒
FOR all nominees listed (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for all nominees listed ☐

Proposal 1. To elect three Class III
Directors for a three-year term as
proposed in the accompanying Proxy Statement.

Michael J. Bush            Norman A. Ferber            James C. Peters

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

Proposal 2. To approve the Ross Stores, Inc. 2004 Equity Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal 3. To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 to 600,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal 4. To ratify the appointment of Deloitte & Touche LLP as the Company's independent certified public accountants for the fiscal year ending January 29, 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐

        And to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        The undersigned hereby acknowledges receipt of: (a) Notice of Annual Meeting of Stockholders dated April 15, 2004; (b) the accompanying Proxy Statement; and (c) the Annual Report to Stockholders for the fiscal year ended January 31, 2004 and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy and by filing this Proxy with the Secretary of the Corporation, gives notice of such revocation.

        Signature(s)                                                                                   Dated                                         , 2004

        Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the Proxy. If shares of stock are held of record by a corporation, the Proxy should be signed by the President or Vice President or the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full titles.

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VOTING METHODS
TABLE OF CONTENTS
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
INFORMATION REGARDING NOMINEES AND INCUMBENT DIRECTORS
ROSS STORES, INC. BOARD OF DIRECTORS AUDIT COMMITTEE REPORT
COMPENSATION AND OTHER TRANSACTIONS WITH OFFICERS AND DIRECTORS
ROSS STORES, INC. BOARD OF DIRECTORS COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
  SUMMARY COMPENSATION TABLE
  OPTION GRANTS IN LAST FISCAL YEAR
  AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUE TABLE
STOCKHOLDER RETURN PERFORMANCE GRAPH
Compensation of Directors
Compensation Committee Interlocks and Insider Participation
Employment Contracts, Termination of Employment and Change in Control Arrangements
Certain Transactions
Section 16(a) Beneficial Ownership Reporting Compliance
PROPOSAL 1 ELECT CLASS III DIRECTORS
PROPOSAL 2 APPROVE ADOPTION OF 2004 EQUITY INCENTIVE PLAN
PROPOSAL 3 APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
PROPOSAL 4 RATIFY APPOINTMENT OF INDEPENDENT AUDITORS
PROXY SOLICITATION
TRANSACTION OF OTHER BUSINESS
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
  Appendix A
ROSS STORES, INC. AUDIT COMMITTEE CHARTER
  Appendix B
TABLE OF CONTENTS
Ross Stores, Inc. 2004 Equity Incentive Plan